Exhibit 99.1

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Balance Sheet

March 31, 2005

(Dollars in thousands)

	MeriStar Hospitality OP, L.P.	Non-Guarantor Subsidiaries	MeriStar Lexington Mortgage, LLC	MeriStar Lexington Partners, LLC	MeriStar Sub 7C, LLC	MeriStar Sub 8G, LLC	AGH UPREIT LLC	MeriStar Sub 6H, L.P.	MeriStar Sub 8F, L.P.	MeriStar Sub 8B, LLC	MeriStar Sub 1C, LLC	MeriStar Sub 8E, LLC
Assets
Property and equipment	$23,772	1,504,837	—	—	—	—	—	10,886	13,805	94,250	27,639	16,074
Accumulated depreciation	(15,296)	(299,876)	—	—	—	—	—	(940)	(3,343)	(15,365)	(7,672)	(3,754)

	8,476	1,204,961	—	—	—	—	—	9,946	10,462	78,885	19,967	12,320

Investments in affiliates	2,406,629	7,992	41,590	8,146	32	72	2,989	—	—	—	—	—
Prepaid expenses and other assets	30,965	(4,685)	(10)	96	—	—	—	(14)	(94)	(116)	(228)	(30)
Insurance claim receivable	60,896	—	—	—	—	—	—	—	—	—	—	—
Accounts receivable, net	13,004	774	—	—	—	—	—	—	—	63	—	—
Due to/from subsidiaries	(1,130,785)	537,290	1,670	655	—	9	73	8,122	7,107	27,702	(4,041)	7,796
Note receivable from subsidiaries	259,065	—	—	—	—	—	—	—	—	—	—	—
Restricted cash	57,926	1,478	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents	24,971	—	—	—	—	—	—	—	—	—	—	—

	$1,731,147	1,747,810	43,250	8,897	32	81	3,062	18,054	17,475	106,534	15,698	20,086

Liabilities and Partners’ Capital
Long-term debt	$835,410	469,231	—	—	—	—	—	—	—	—	—	—
Notes payable to MeriStar Hospitality Corporation	202,528	—	—	—	—	—	—	—	—	—	—	—
Accounts payable and accrued expenses	12,035	3,762	—	—	—	—	—	22	5	5	104	(32)
Accrued interest	33,399	2,146	—	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	11,808	—	—	—	—	—	—	—	—	—	—	—
Other liabilities	12,130	—	—	—	—	—	—	—	—	—	—	—

	1,107,310	475,139	—	—	—	—	—	22	5	5	104	(32)

Minority interests	2,422	—	—	—	—	—	—	—	—	—	—	—
Redeemable OP units at redemption value	16,085	—	—	—	—	—	—	—	—	—	—	—
Partners’ capital - Common OP units	605,330	1,272,671	43,250	8,897	32	81	3,062	18,032	17,470	106,529	15,594	20,118

	$1,731,147	1,747,810	43,250	8,897	32	81	3,062	18,054	17,475	106,534	15,698	20,086

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Balance Sheet

March 31, 2005

(Dollars in thousands)

	MeriStar Sub 7F, LLC	MeriStar Sub 5L, LLC	MeriStar Sub 3C, LLC	MeriStar Sub 5R, LLC	MeriStar Sub 8A, LLC	MeriStar Sub 6D, LLC	MeriStar Sub 6E, LLC	MeriStar Sub 4E, L.P.	MeriStar Sub 1B, LLC	MeriStar Sub 5F, L.P.	MeriStar Sub 6G, LLC	MeriStar Sub 8C, LLC
Assets
Property and equipment	9,753	11,990	17,612	—	—	18,427	51,799	—	21,021	23,124	24,394	—
Accumulated depreciation	(547)	(763)	(4,538)	—	—	(3,483)	(11,940)	(1)	(4,684)	(745)	(5,905)	—

	9,206	11,227	13,074	—	—	14,944	39,859	(1)	16,337	22,379	18,489	—

Investments in affiliates	—	—	—	43	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	(14)	(89)	(4)	—	—	(24)	694	—	(95)	(205)	(40)	—
Insurance claim receivable	—	—	—	—	—	—	—	—	—	—	—	—
Accounts receivable, net	—	—	—	—	—	112	3	—	96	—	—	—
Due to/from subsidiaries	3,659	5,125	7,299	(43)	—	9,801	56,137	7,074	15,475	8,860	9,288	11,439
Note receivable from subsidiaries	—	—	—	—	—	—	—	—	—	—	—	—
Restricted cash	—	—	—	—	—	—	3,000	—	—	—	—	—
Cash and cash equivalents	—	—	—	—	—	—	—	—	—	—	—	—

	12,851	16,263	20,369	—	—	24,833	99,693	7,073	31,813	31,034	27,737	11,439

Liabilities and Partners’ Capital
Long-term debt	—	—	—	—	—	—	37,650	—	28	—	—	—
Notes payable to MeriStar Hospitality Corporation	—	—	—	—	—	—	—	—	—	—	—	—
Accounts payable and accrued expenses	184	23	310	—	—	(60)	121	—	30	61	5	—
Accrued interest	—	—	—	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	—	—	—	—	—	—	—

	184	23	310	—	—	(60)	37,771	—	58	61	5	—

Minority interests	—	—	—	—	—	—	—	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—	—	—	—	—	—	—	—
Partners’ capital - Common OP units	12,667	16,240	20,059	—	—	24,893	61,922	7,073	31,755	30,973	27,732	11,439

	12,851	16,263	20,369	—	—	24,833	99,693	7,073	31,813	31,034	27,737	11,439

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Balance Sheet

March 31, 2005

(Dollars in thousands)

	MeriStar Sub 4C, L.P.	MeriStar Sub 4H, L.P.	MeriStar Sub 7E, LLC	MeriStar Sub 3D, LLC	MeriStar Sub 1A, LLC	MeriStar Sub 7A Joint Venture	MeriStar Sub 2B, LLC	MeriStar Sub 3A, LLC	MeriStar Sub 4A, LP	MeriStar Sub 4D, LLC	MeriStar Sub 2A, LLC	MeriStar Sub 6L, LLC
Assets
Property and equipment	—	1	20,248	23,435	5,522	—	—	—	—	—	—	—
Accumulated depreciation	—	—	(4,139)	(7,902)	(75)	—	—	—	—	—	—	—

	—	1	16,109	15,533	5,447	—	—	—	—	—	—	—
Investments in affiliates	—	—	—	—	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	—	—	(25)	(50)	(119)	—	—	—	—	—	—	—
Insurance claim receivable	—	—	—	—	—	—	—	—	—	—	—	—
Accounts receivable, net	—	—	—	—	—	(44)	—	—	—	—	—	178
Due to/from subsidiaries	—	3,413	6,193	9,381	8,842	9,944	—	4,976	—	—	—	20,297
Note receivable from subsidiaries	—	—	—	—	—	—	—	—	—	—	—	—
Restricted cash	—	—	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents	—	—	—	—	—	—	—	—	—	—	—	—

	—	3,414	22,277	24,864	14,170	9,900	—	4,976	—	—	—	20,475

Liabilities and Partners’ Capital
Long-term debt	—	—	—	—	—	—	—	—	—	—	—	—
Notes payable to MeriStar Hospitality Corporation	—	—	—	—	—	—	—	—	—	—	—	—
Accounts payable and accrued expenses	—	—	78	30	23	—	—	—	—	—	—	—
Accrued interest	—	—	—	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	—	—	—	—	—	—	—

	—	—	78	30	23	—	—	—	—	—	—	—

Minority interests	—	—	—	—	—	—	—	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—	—	—	—	—	—	—	—
Partners’ capital - Common OP units	—	3,414	22,199	24,834	14,147	9,900	—	4,976	—	—	—	20,475

	—	3,414	22,277	24,864	14,170	9,900	—	4,976	—	—	—	20,475

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Balance Sheet

March 31, 2005

(Dollars in thousands)

	MDV Limited Partnership	MeriStar Sub 5C, LLC	MeriStar Sub 6J, LLC	MeriStar Sub 1D, LLC	MeriStar Sub 7B, L.P.	MeriStar Sub 7D, LLC	MeriStar Sub 7G, LLC	MeriStar Sub 6B, LLC	MeriStar Sub 4I, L.P.	MeriStar Sub 5D, LLC	MeriStar Sub 5H, LLC	MeriStar Sub 7H, LLC
Assets
Property and equipment	3,981	—	20,113	70,361	—	55,296	—	11,976	—	42,495	—	—
Accumulated depreciation	(889)	—	(4,455)	(14,906)	—	(11,595)	—	(2,748)	—	(9,875)	—	—

	3,092	—	15,658	55,455	—	43,701	—	9,228	—	32,620	—	—
Investments in affiliates	—	—	—	—	—	—	—	—	—	51,368	—	—
Prepaid expenses and other assets	(29)	—	(13)	(629)	—	10	—	(16)	—	(91)	—	—
Insurance claim receivable	—	—	—	—	—	—	—	—	—	—	—	—
Accounts receivable, net	—	—	—	—	—	1,469	—	22	—	—	—	—
Due to/from subsidiaries	2,926	—	10,356	23,476	—	26,878	2,370	3,144	—	(6,150)	—	—
Note receivable from subsidiaries	—	—	—	—	—	—	—	—	—	—	—	—
Restricted cash	—	—	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents	—	—	—	—	—	—	—	—	—	—	—	—

	5,989	—	26,001	78,302	—	72,058	2,370	12,378	—	77,747	—	—

Liabilities and Partners’ Capital
Long-term debt	—	—	—	—	—	—	—	—	—	24,000	—	—
Notes payable to MeriStar Hospitality Corporation	—	—	—	—	—	—	—	—	—	—	—	—
Accounts payable and accrued expenses	40	—	21	246	—	1,881	—	(67)	—	234	—	—
Accrued interest	—	—	—	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—	(200)	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	—	—	—	—	—	—	—

	40	—	21	246	—	1,681	—	(67)	—	24,234	—	—

Minority interests	—	—	—	—	—	—	—	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—	—	—	—	—	—	—	—
Partners’ capital - Common OP units	5,949	—	25,980	78,056	—	70,377	2,370	12,445	—	53,513	—	—

	5,989	—	26,001	78,302	—	72,058	2,370	12,378	—	77,747	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Balance Sheet

March 31, 2005

(Dollars in thousands)

	AGH PSS I, Inc.	MeriStar Sub 2D, LLC	MeriStar Sub 4F, L.P.	MeriStar Sub 5K, LLC	MeriStar Sub 5M, LLC	MeriStar Sub 1E, LLC	MeriStar Sub 5O, LLC	MeriStar Sub 4B, L.P.	MeriStar Sub 2C, LLC	MeriStar Sub 4G, L.P.	MeriStar Sub 3B, LLC	MeriStar Sub 5G, L.P.
Assets
Property and equipment	—	—	35,940	—	19,714	—	7,842	—	—	—	—	171,319
Accumulated depreciation	—	—	(7,206)	—	(1,674)	—	(878)	—	—	(1)	—	(37,273)

	—	—	28,734	—	18,040	—	6,964	—	—	(1)	—	134,046
Investments in affiliates	—	—	—	—	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	—	—	(16)	—	(135)	—	(45)	—	—	—	—	(490)
Insurance claim receivable	—	—	—	—	—	—	—	—	—	—	—	—
Accounts receivable, net	—	—	—	—	—	—	—	—	—	—	—	—
Due to/from subsidiaries	—	—	3,677	21,531	10,450	—	3,969	—	(2,360)	16,930	—	46,755
Note receivable from subsidiaries	—	—	—	—	—	—	—	—	—	—	—	—
Restricted cash	—	—	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents	—	—	—	—	—	—	—	—	—	—	—	—

	—	—	32,395	21,531	28,355	—	10,888	—	(2,360)	16,929	—	180,311

Liabilities and Partners’ Capital
Long-term debt	—	—	—	—	—	—	—	—	—	—	—	—
Notes payable to MeriStar Hospitality Corporation	—	—	—	—	—	—	—	—	—	—	—	—
Accounts payable and accrued expenses	—	—	84	—	51	—	19	—	—	—	—	289
Accrued interest	—	—	—	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	—	—	—	—	—	—	—

	—	—	84	—	51	—	19	—	—	—	—	289

Minority interests	—	—	—	—	—	—	—	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—	—	—	—	—	—	—	—
Partners’ capital - Common OP units	—	—	32,311	21,531	28,304	—	10,869	—	(2,360)	16,929	—	180,022

	—	—	32,395	21,531	28,355	—	10,888	—	(2,360)	16,929	—	180,311

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Balance Sheet

March 31, 2005

(Dollars in thousands)

	MeriStar Sub 5N, LLC	MeriStar Sub 5P, LLC	MeriStar Sub 5J, LLC	MeriStar Sub 5Q, LLC	MeriStar Sub 5A, LLC	MeriStar Sub 8D, LLC	MeriStar Sub 4J, LLC	Meristar Pentagon City, LLC	MeriStar Sub 6K, LLC	MeriStar Sub 5E, LLC	MeriStar Sub 6I, LLC
Assets
Property and equipment	3,898	39	83,616	15,131	37,544	—	42,637	93,559	—	—	—
Accumulated depreciation	(467)	(29)	(15,730)	(2,435)	(12,037)	—	(8,717)	(4,782)	—	—	—

	3,431	10	67,886	12,696	25,507	—	33,920	88,777	—	—	—
Investments in affiliates	—	—	—	—	4,627	—	—	—	—	—	—
Prepaid expenses and other assets	(52)	(11)	(891)	(156)	(90)	—	(58)	423	—	—	—
Insurance claim receivable	—	—	—	—	—	—	—	—	—	—	—
Accounts receivable, net	—	38	2	—	—	—	(14)	(908)	—	—	—
Due to/from subsidiaries	4,695	3,809	47,765	7,519	8,514	—	5,962	60,732	—	—	—
Note receivable from subsidiaries	—	—	—	—	—	—	—	—	—	—	—
Restricted cash	—	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents	—	—	—	—	—	—	—	—	—	—	—

	8,074	3,846	114,762	20,059	38,558	—	39,810	149,024	—	—	—

Liabilities and Partners’ Capital
Long-term debt	—	—	—	—	23,609	—	—	55,330	—	—	—
Notes payable to MeriStar Hospitality Corporation	—	—	—	—	—	—	—	—	—	—	—
Accounts payable and accrued expenses	22	—	362	12	283	—	97	545	—	—	—
Accrued interest	—	—	—	—	—	—	—	267	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	—	—	—	—	—	—

	22	—	362	12	23,892	—	97	56,142	—	—	—

Minority interests	—	—	—	—	—	—	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—	—	—	—	—	—	—
Partners’ capital - Common OP units	8,052	3,846	114,400	20,047	14,666	—	39,713	92,882	—	—	—

	8,074	3,846	114,762	20,059	38,558	—	39,810	149,024	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Balance Sheet

March 31, 2005

(Dollars in thousands)

	MeriStar Sub 5I, LLC	CapStar Cherry Hill Company, LLC	Meristar Acquisition Company, LLC	MeriStar Sub 6A, LLC	MeriStar Sub 6F, LLC	MeriStar Hotel Lessee, Inc.	Guarantor Eliminations	Guarantor Subsidiaries Total	Consolidation Eliminations	Total Consolidated
Assets
Property and equipment	—	—	—	—	—	3,312	—	1,108,753	—	$2,637,362
Accumulated depreciation	—	—	—	—	—	(3,384)	—	(214,877)	—	(530,049)

	—	—	—	—	—	(72)	—	893,876	—	2,107,313
Investments in affiliates	—	—	—	—	—	43,219	(41,590)	110,496	(2,454,666)	70,451
Prepaid expenses and other assets	—	—	—	—	—	10,411	10	7,765	—	34,045
Insurance claim receivable	—	—	—	—	—	—	—	—	—	60,896
Accounts receivable, net	—	—	—	—	—	38,395	—	39,412	(12,684)	40,506
Due to/from subsidiaries	—	—	—	—	—	45,964	(1,670)	593,495	—	—
Note receivable from subsidiaries	—	—	—	—	—	—	—	—	(259,065)	—
Restricted cash	—	—	—	—	—	542	—	3,542	—	62,946
Cash and cash equivalents	—	—	—	—	—	28,892	—	28,892	—	53,863

	—	—	—	—	—	167,351	(43,250)	1,677,478	(2,726,415)	$2,430,020

Liabilities and Partners' Capital
Long-term debt	—	—	—	—	—	211,456	—	352,073	(259,065)	$1,397,649
Notes payable to MeriStar Hospitality Corporation	—	—	—	—	—	—	—	—	—	202,528
Accounts payable and accrued expenses	—	—	—	—	—	45,319	—	50,347	—	66,144
Accrued interest	—	—	—	—	—	12,684	—	12,951	(12,684)	35,812
Due to Interstate Hotels & Resorts	—	—	—	—	—	6,437	—	6,237	—	18,045
Other liabilities	—	—	—	—	—	8,116	—	8,116	—	20,246

	—	—	—	—	—	284,012	—	429,724	(271,749)	1,740,424

Minority interests	—	—	—	—	—	—	—	—	—	2,422
Redeemable OP units at redemption value	—	—	—	—	—	—	—	—	—	16,085
Partners' capital—Common OP units	—	—	—	—	—	(116,661)	(43,250)	1,247,754	(2,454,666)	671,089

	—	—	—	—	—	167,351	(43,250)	1,677,478	(2,726,415)	$2,430,020

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Balance Sheet

December 31, 2004

(Dollars in thousands)

	MeriStar Hospitality OP, L.P.	Non-Guarantor Subsidiaries	MeriStar Lexington Mortgage, LLC	MeriStar Lexington Partners, LLC	MeriStar Sub 7C, LLC	MeriStar Sub 8G, LLC	AGH UPREIT LLC	MeriStar Sub 6H, L.P.	MeriStar Sub 8F, L.P.	MeriStar Sub 8B, LLC	MeriStar Sub 1C, LLC	MeriStar Sub 8E, LLC	MeriStar Sub 7F, LLC
Assets
Property and equipment	$22,301	1,476,952	—	—	—	—	—	10,885	13,687	88,943	27,485	16,028	10,034
Accumulated depreciation	(14,642)	(286,652)	—	—	—	—	—	(783)	(3,179)	(14,741)	(7,319)	(3,618)	(413)

	7,659	1,190,300	—	—	—	—	—	10,102	10,508	74,202	20,166	12,410	9,621

Investments in affiliates	2,492,499	7,992	40,661	9,487	32	72	2,989	—	—	—	—	—	—
Prepaid expenses and other assets	31,287	(3,841)	—	—	—	—	—	(11)	(81)	(101)	(190)	(26)	(12)
Insurance claim receivable	76,056	—	—	—	—	—	—	—	—	—	—	—	—
Accounts receivable, net	9,596	1,054	—	—	—	—	—	—	—	—	—	—	—
Due to/from subsidiaries	(1,106,110)	522,427	1,181	750	—	9	73	7,830	6,748	31,376	(4,175)	7,517	3,135
Note receivable from subsidiaries	221,704	—	—	—	—	—	—	—	—	—	—	—	—
Restricted cash	55,754	1,346	—	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents	41,224	—	—	—	—	—	—	—	—	—	—	—	—

	$1,829,669	1,719,278	41,842	10,237	32	81	3,062	17,921	17,175	105,477	15,801	19,901	12,744

Liabilities and Partners’ Capital
Long-term debt	$841,976	471,781	—	—	—	—	—	—	—	—	—	—	—
Notes payable to MeriStar Hospitality Corporation	203,977	—	—	—	—	—	—	—	—	—	—	—	—
Accounts payable and accrued expenses	14,777	5,128	—	—	—	—	—	—	6	—	59	—	153
Accrued interest	38,683	2,214	—	—	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	11,347	—	—	—	—	—	—	—	—	—	—	—	—
Other liabilities	5,382	—	—	—	—	—	—	—	—	—	—	—	—

	1,116,142	479,123	—	—	—	—	—	—	6	—	59	—	153

Minority interests	2,418	—	—	—	—	—	—	—	—	—	—	—	—
Redeemable OP units at redemption value	19,187	—	—	—	—	—	—	—	—	—	—	—	—
Partners’ capital - Common OP units	691,922	1,240,155	41,842	10,237	32	81	3,062	17,921	17,169	105,477	15,742	19,901	12,591

	$1,829,669	1,719,278	41,842	10,237	32	81	3,062	17,921	17,175	105,477	15,801	19,901	12,744

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Balance Sheet

December 31, 2004

(Dollars in thousands)

	MeriStar Sub 5L, LLC	MeriStar Sub 3C, LLC	MeriStar Sub 5R, LLC	MeriStar Sub 8A, LLC	MeriStar Sub 6D, LLC	MeriStar Sub 6E, LLC	MeriStar Sub 4E, L.P.	MeriStar Sub 1B, LLC	MeriStar Sub 5F, L.P.	MeriStar Sub 6G, LLC	MeriStar Sub 8C, LLC	MeriStar Sub 4C, L.P.	MeriStar Sub 4H, L.P.
Assets
Property and equipment	11,800	17,581	—	—	18,367	49,971	—	20,404	18,560	24,167	—	—	1
Accumulated depreciation	(723)	(4,384)	—	—	(3,377)	(11,560)	(1)	(4,557)	(591)	(5,738)	—	—	—

	11,077	13,197	—	—	14,990	38,411	(1)	15,847	17,969	18,429	—	—	1

Investments in affiliates	—	—	43	—	—	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	(77)	2	—	—	(21)	(93)	—	(83)	(178)	(35)	—	—	—
Insurance claim receivable	—	—	—	—	—	—	—	—	—	—	—	—	—
Accounts receivable, net	—	—	—	—	124	—	64	96	—	—	—	—	—
Due to/from subsidiaries	5,022	6,581	(43)	—	9,328	22,758	7,015	15,571	12,510	8,688	11,439	—	3,413
Note receivable from subsidiaries	—	—	—	—	—	—	—	—	—	—	—	—	—
Restricted cash	—	—	—	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents	—	—	—	—	—	—	—	—	—	—	—	—	—

	16,022	19,780	—	—	24,421	61,076	7,078	31,431	30,301	27,082	11,439	—	3,414

Liabilities and Partners’ Capital
Long-term debt	—	—	—	—	—	—	—	33	—	—	—	—	—
Notes payable to MeriStar Hospitality Corporation	—	—	—	—	—	—	—	—	—	—	—	—	—
Accounts payable and accrued expenses	1	211	—	—	(21)	(20)	5	(7)	(4)	61	—	—	—
Accrued interest	—	—	—	—	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	—	—	—	—	—	—	—	—

	1	211	—	—	(21)	(20)	5	26	(4)	61	—	—	—

Minority interests	—	—	—	—	—	—	—	—	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—	—	—	—	—	—	—	—	—
Partners’ capital - Common OP units	16,021	19,569	—	—	24,442	61,096	7,073	31,405	30,305	27,021	11,439	—	3,414

	16,022	19,780	—	—	24,421	61,076	7,078	31,431	30,301	27,082	11,439	—	3,414

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Balance Sheet

December 31, 2004

(Dollars in thousands)

	MeriStar Sub 7E, LLC	MeriStar Sub 3D, LLC	MeriStar Sub 1A, LLC	MeriStar Sub 7A Joint Venture	MeriStar Sub 2B, LLC	MeriStar Sub 3A, LLC	MeriStar Sub 4A, LP	MeriStar Sub 4D, LLC	MeriStar Sub 2A, LLC	MeriStar Sub 6L, LLC	MDV Limited Partnership	MeriStar Sub 5C, LLC	MeriStar Sub 6J, LLC
Assets
Property and equipment	20,118	22,986	5,500	—	—	—	—	—	—	—	3,955	—	19,976
Accumulated depreciation	(3,974)	(7,740)	(2)	—	—	—	—	—	—	—	(840)	—	(4,320)

	16,144	15,246	5,498	—	—	—	—	—	—	—	3,115	—	15,656

Investments in affiliates	—	—	—	—	—	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	(22)	(43)	(96)	—	—	—	—	—	—	—	(24)	—	(6)
Insurance claim receivable	—	—	—	—	—	—	—	—	—	—	—	—	—
Accounts receivable, net	—	—	—	(44)	—	—	—	—	—	178	—	—	—
Due to/from subsidiaries	6,024	9,411	8,518	9,944	—	4,976	7,612	—	—	20,297	2,879	—	9,835
Note receivable from subsidiaries	—	—	—	—	—	—	—	—	—	—	—	—	—
Restricted cash	—	—	—	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents	—	—	—	—	—	—	—	—	—	—	—	—	—

	22,146	24,614	13,920	9,900	—	4,976	7,612	—	—	20,475	5,970	—	25,485

Liabilities and Partners’ Capital
Long-term debt	—	—	—	—	—	—	—	—	—	—	—	—	—
Notes payable to MeriStar Hospitality Corporation	—	—	—	—	—	—	—	—	—	—	—	—	—
Accounts payable and accrued expenses	88	—	2	—	—	—	—	—	—	—	75	—	59
Accrued interest	—	—	—	—	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	—	—	—	—	—	—	—	—

	88	—	2	—	—	—	—	—	—	—	75	—	59

Minority interests	—	—	—	—	—	—	—	—	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—	—	—	—	—	—	—	—	—
Partners’ capital - Common OP units	22,058	24,614	13,918	9,900	—	4,976	7,612	—	—	20,475	5,895	—	25,426

	22,146	24,614	13,920	9,900	—	4,976	7,612	—	—	20,475	5,970	—	25,485

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Balance Sheet

December 31, 2004

(Dollars in thousands)

	MeriStar Sub 1D, LLC	MeriStar Sub 7B, L.P.	MeriStar Sub 7D, LLC	MeriStar Sub 7G, LLC	MeriStar Sub 6B, LLC	MeriStar Sub 4I, L.P.	MeriStar Sub 5D, LLC	MeriStar Sub 5H, LLC	MeriStar Sub 7H, LLC	AGH PSS I, Inc.	MeriStar Sub 2D, LLC	MeriStar Sub 4F, L.P.	MeriStar Sub 5K, LLC
Assets
Property and equipment	69,500	—	55,081	—	11,877	—	42,467	—	—	—	—	35,341	—
Accumulated depreciation	(14,321)	—	(11,258)	—	(2,636)	—	(9,533)	—	—	—	—	(6,923)	—

	55,179	—	43,823	—	9,241	—	32,934	—	—	—	—	28,418	—

Investments in affiliates	—	—	—	—	—	—	51,368	—	—	—	—	—	—
Prepaid expenses and other assets	(550)	—	46	—	(14)	—	(77)	—	—	—	—	(10)	—
Insurance claim receivable	—	—	—	—	—	—	—	—	—	—	—	—	—
Accounts receivable, net	—	—	1,169	—	—	—	—	—	—	—	—	—	—
Due to/from subsidiaries	22,849	(262)	26,640	2,370	2,976	—	(6,151)	—	—	—	—	4,108	21,531
Note receivable from subsidiaries	—	—	—	—	—	—	—	—	—	—	—	—	—
Restricted cash	—	—	—	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents	—	—	—	—	—	—	—	—	—	—	—	—	—

	77,478	(262)	71,678	2,370	12,203	—	78,074	—	—	—	—	32,516	21,531

Liabilities and Partners’ Capital
Long-term debt	—	—	—	—	—	—	24,000	—	—	—	—	—	—
Notes payable to MeriStar Hospitality Corporation	—	—	—	—	—	—	—	—	—	—	—	—	—
Accounts payable and accrued expenses	—	—	2,381	—	(125)	—	165	—	—	—	—	334	—
Accrued interest	—	—	—	—	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	(200)	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	—	—	—	—	—	—	—	—

	—	—	2,181	—	(125)	—	24,165	—	—	—	—	334	—

Minority interests	—	—	—	—	—	—	—	—	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—	—	—	—	—	—	—	—	—
Partners’ capital - Common OP units	77,478	(262)	69,497	2,370	12,328	—	53,909	—	—	—	—	32,182	21,531

	77,478	(262)	71,678	2,370	12,203	—	78,074	—	—	—	—	32,516	21,531

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Balance Sheet

December 31, 2004

(Dollars in thousands)

	MeriStar Sub 5M, LLC	MeriStar Sub 1E, LLC	MeriStar Sub 5O, LLC	MeriStar Sub 4B, L.P.	MeriStar Sub 2C, LLC	MeriStar Sub 4G, L.P.	MeriStar Sub 3B, LLC	MeriStar Sub 5G, L.P.	MeriStar Sub 5N, LLC	MeriStar Sub 5P, LLC
Assets
Property and equipment	18,969	—	7,263	—	—	—	—	168,827	3,580	39
Accumulated depreciation	(1,607)	—	(844)	—	—	(1)	—	(35,721)	(448)	(28)

	17,362	—	6,419	—	—	(1)	—	133,106	3,132	11

Investments in affiliates	—	—	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	(118)	—	(39)	—	—	—	—	(394)	(45)	(10)
Insurance claim receivable	—	—	—	—	—	—	—	—	—	—
Accounts receivable, net	—	—	—	—	—	—	—	—	—	38
Due to/from subsidiaries	10,741	—	4,524	1,728	(2,360)	16,930	—	45,208	4,988	3,724
Note receivable from subsidiaries	—	—	—	—	—	—	—	—	—	—
Restricted cash	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents	—	—	—	—	—	—	—	—	—	—

	27,985	—	10,904	1,728	(2,360)	16,929	—	177,920	8,075	3,763

Liabilities and Partners’ Capital
Long-term debt	—	—	—	—	—	—	—	—	—	—
Notes payable to MeriStar Hospitality Corporation	—	—	—	—	—	—	—	—	—	—
Accounts payable and accrued expenses	—	—	—	—	—	—	—	—	4	—
Accrued interest	—	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	4	—

Minority interests	—	—	—	—	—	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—	—	—	—	—	—
Partners’ capital - Common OP units	27,985	—	10,904	1,728	(2,360)	16,929	—	177,920	8,071	3,763

	27,985	—	10,904	1,728	(2,360)	16,929	—	177,920	8,075	3,763

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Balance Sheet

December 31, 2004

(Dollars in thousands)

	MeriStar Sub 5J, LLC	MeriStar Sub 5Q, LLC	MeriStar Sub 5A, LLC	MeriStar Sub 8D, LLC	MeriStar Sub 4J, LLC	Meristar Pentagon City, LLC	MeriStar Sub 6K, LLC	MeriStar Sub 5E, LLC	MeriStar Sub 6I, LLC	MeriStar Sub 5I, LLC	CapStar Cherry Hill Company, LLC	Meristar Acquisition Company, LLC	MeriStar Sub 6A, LLC
Assets
Property and equipment	79,579	13,980	37,074	—	41,862	93,264	—	—	—	—	—	—	—
Accumulated depreciation	(14,819)	(2,312)	(11,767)	—	(8,398)	(3,478)	—	—	—	—	—	—	—

	64,760	11,668	25,307	—	33,464	89,786	—	—	—	—	—	—	—

Investments in affiliates	—	—	4,627	—	—	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	(769)	(137)	(78)	—	(51)	466	—	—	—	—	—	—	—
Insurance claim receivable	—	—	—	—	—	—	—	—	—	—	—	—	—
Accounts receivable, net	—	—	—	359	(14)	(361)	—	—	—	—	—	—	—
Due to/from subsidiaries	51,127	8,187	8,010	16,379	6,370	58,867	—	—	—	—	—	—	—
Note receivable from subsidiaries	—	—	—	—	—	—	—	—	—	—	—	—	—
Restricted cash	—	—	—	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents	—	—	—	—	—	—	—	—	—	—	—	—	—

	115,118	19,718	37,866	16,738	39,769	148,758	—	—	—	—	—	—	—

Liabilities and Partners’ Capital
Long-term debt	—	—	23,609	—	—	55,509	—	—	—	—	—	—	—
Notes payable to MeriStar Hospitality Corporation	—	—	—	—	—	—	—	—	—	—	—	—	—
Accounts payable and accrued expenses	126	(18)	114	—	152	273	—	—	—	—	—	—	—
Accrued interest	—	—	—	—	—	268	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	—	—	—	—	—	—	—	—

	126	(18)	23,723	—	152	56,050	—	—	—	—	—	—	—

Minority interests	—	—	—	—	—	—	—	—	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—	—	—	—	—	—	—	—	—
Partners’ capital - Common OP units	114,992	19,736	14,143	16,738	39,617	92,708	—	—	—	—	—	—	—

	115,118	19,718	37,866	16,738	39,769	148,758	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Balance Sheet

December 31, 2004

(Dollars in thousands)

	MeriStar Sub 6F, LLC	MeriStar Hotel Lessee, Inc.	Guarantor Eliminations	Guarantor Subsidiaries Total	Consolidation Eliminations	Total Consolidated
Assets
Property and equipment	—	3,316	—	1,082,467	—	$2,581,720
Accumulated depreciation	—	(3,384)	—	(205,338)	—	(506,632)

	—	(68)	—	877,129	—	2,075,088
Investments in affiliates	—	42,290	(40,661)	110,908	(2,526,603)	84,796
Prepaid expenses and other assets	—	9,661	—	6,784	—	34,230
Insurance claim receivable	—	—	—	—	—	76,056
Accounts receivable, net	—	30,134	—	31,743	(9,414)	32,979
Due to/from subsidiaries	—	40,158	(1,181)	583,683	—	—
Note receivable from subsidiaries	—	—	—	—	(221,704)	—
Restricted cash	—	1,313	—	1,313	—	58,413
Cash and cash equivalents	—	19,309	—	19,309	—	60,533

	—	142,797	(41,842)	1,630,869	(2,757,721)	$2,422,095

Liabilities and Partners’ Capital
Long-term debt	—	174,095	—	277,246	(221,704)	$1,369,299
Notes payable to MeriStar Hospitality Corporation	—	—	—	—	—	203,977
Accounts payable and accrued expenses	—	47,802	—	51,876	—	71,781
Accrued interest	—	9,414	—	9,682	(9,414)	41,165
Due to Interstate Hotels & Resorts	—	10,652	—	10,452	—	21,799
Other liabilities	—	6,171	—	6,171	—	11,553

	—	248,134	—	355,427	(231,118)	1,719,574

Minority interests	—	—	—	—	—	2,418
Redeemable OP units at redemption value	—	—	—	—	—	19,187
Partners’ capital - Common OP units	—	(105,337)	(41,842)	1,275,442	(2,526,603)	680,916

	—	142,797	(41,842)	1,630,869	(2,757,721)	$2,422,095

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Operations

Three Months Ended March 31, 2005

(Dollars in thousands)

	MeriStar Hospitality OP, L.P.	Non-Guarantor Subsidiaries	MeriStar Lexington Mortgage, LLC	MeriStar Lexington Partners, LLC	MeriStar Sub 7C, LLC	MeriStar Sub 8G, LLC	AGH UPREIT LLC	MeriStar Sub 6H, L.P.	MeriStar Sub 8F, L.P.	MeriStar Sub 8B, LLC
Revenue:
Hotel operations:
Rooms	$—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	1,434	129	—	—	—	—	—	—	—	—
Participating lease revenue	—	35,598	1,408	(1,341)	—	—	—	293	624	1,934

Total revenue	1,434	35,727	1,408	(1,341)	—	—	—	293	624	1,934

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	346	—	—	—	—	—	—	—	—
Other operating expenses:	—	—	—	—	—	—	—	—	—	—
General and administrative, hotel	—	—	—	—	—	—	—	—	—	—
General and administrative, corporate	3,500	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	2,012	13,257	—	—	—	—	—	157	165	623
Property taxes, insurance and other	1,387	4,761	—	—	—	—	—	25	158	259
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—

Operating expenses	6,899	18,364	—	—	—	—	—	182	323	882

Equity in income/loss of and interest earned from unconsolidated affiliates	1,634	—	—	—	—	—	—	—	—	—
Hurricane business interruption income	—	—	—	—	—	—	—	—	—	—
Operating income (loss)	(3,831)	17,363	1,408	(1,341)	—	—	—	111	301	1,052

Minority interest income (expense)	(5)	—	—	—	—	—	—	—	—	—
Interest expense, net	(17,675)	(7,669)	—	—	—	—	—	—	—	—
Loss on early extinguishments of debt	(60)	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	7,822	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	(13,749)	9,694	1,408	(1,341)	—	—	—	111	301	1,052
Income tax expense	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	(13,749)	9,694	1,408	(1,341)	—	—	—	111	301	1,052
Discontinued operations:
(Loss) income from discontinued operations before income taxes	—	—	—	—	—	—	—	—	—	—
Income tax expense	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$(13,749)	9,694	1,408	(1,341)	—	—	—	111	301	1,052

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Operations

Three Months Ended March 31, 2005

(Dollars in thousands)

	MeriStar 1C, LLC	MeriStar Sub 8E, LLC	MeriStar Sub 7F, LLC	MeriStar Sub 5L, LLC	MeriStar Sub 3C, LLC	MeriStar Sub 5R, LLC	MeriStar Sub 8A, LLC	MeriStar Sub 6D, LLC	MeriStar Sub 6E, LLC	MeriStar Sub 4E, L.P.
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	—	11	—	—	1	—	—	17	3	—
Participating lease revenue	414	385	242	293	748	—	—	618	1,561	—

Total revenue	414	396	242	293	749	—	—	635	1,564	—

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	3	—	—	—	—	—	—	—	—	—
Other operating expenses:	—	—	—	—	—	—	—	—	—	—
General and administrative, hotel	—	—	—	—	—	—	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	353	136	134	40	156	—	—	106	380	—
Property taxes, insurance and other	207	44	32	34	102	—	—	79	138	—
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—

Operating expenses	563	180	166	74	258	—	—	185	518	—

Equity in income/loss of and interest earned from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—
Hurricane business interruption income	—	—	—	—	—	—	—	—	—	—
Operating income (loss)	(149)	216	76	219	491	—	—	450	1,046	—

Minority interest income (expense)	—	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	—	—	—	—	—	(220)	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	(149)	216	76	219	491	—	—	450	826	—
Income tax expense	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	(149)	216	76	219	491	—	—	450	826	—
Discontinued operations:
(Loss) income from discontinued operations before income taxes	—	—	—	—	—	—	—	—	—	—
Income tax expense	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	—	—	—	—	—	—	—	—	—

Net income (loss)	(149)	216	76	219	491	—	—	450	826	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Operations

Three Months Ended March 31, 2005

(Dollars in thousands)

	MeriStar Sub 1B, LLC	MeriStar Sub 5F, L.P.	MeriStar Sub 6G, LLC	MeriStar Sub 8C, LLC	MeriStar Sub 4C, L.P.	MeriStar Sub 4H, L.P.	MeriStar Sub 7E, LLC	MeriStar Sub 3D, LLC	MeriStar Sub 1A, LLC	MeriStar Sub 7A Joint Venture	MeriStar Sub 2B, LLC
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	—	—	—	—	—	—	—	—	—	—	—
Participating lease revenue	520	910	979	—	—	—	358	444	439	—	—

Total revenue	520	910	979	—	—	—	358	444	439	—	—

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	(3)	—	—	—	—	—	—	5	36	—	—
Other operating expenses:	—	—	—	—	—	—	—	—	—	—	—
General and administrative, hotel	—	—	—	—	—	—	—	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	126	154	167	—	—	—	165	162	73	—	—
Property taxes, insurance and other	44	89	101	—	—	—	52	57	100	—	—
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—	—

Operating expenses	167	243	268	—	—	—	217	224	209	—	—

Equity in income/loss of and interest earned from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—	—
Hurricane business interruption income	—	—	—	—	—	—	—	—	—	—	—
Operating income (loss)	353	667	711	—	—	—	141	220	230	—	—

Minority interest income (expense)	—	—	—	—	—	—	—	—	—	—	—
Interest expense, net	(2)	—	—	—	—	—	—	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	351	667	711	—	—	—	141	220	230	—	—
Income tax expense	—	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	351	667	711	—	—	—	141	220	230	—	—
Discontinued operations:
(Loss) income from discontinued operations before income taxes	—	—	—	—	—	—	—	—	—	—	—
Income tax expense	—	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	351	667	711	—	—	—	141	220	230	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Operations

Three Months Ended March 31, 2005

(Dollars in thousands)

	MeriStar Sub 3A, LLC	MeriStar Sub 4A, LP	MeriStar Sub 4D, LLC	MeriStar Sub 2A, LLC	MeriStar Sub 6L, LLC	MDV Limited Partnership	MeriStar Sub 5C, LLC	MeriStar Sub 6J, LLC	MeriStar Sub 1D, LLC	MeriStar Sub 7B, L.P.
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	—	—	—	—	—	—	—	—	4	—
Participating lease revenue	—	—	—	—	—	134	—	768	1,581	—

Total revenue	—	—	—	—	—	134	—	768	1,585	—

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	—	—	—	—	—	—	60	—
Other operating expenses:	—	—	—	—	—	—	—	—	—	—
General and administrative, hotel	—	—	—	—	—	—	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	—	—	—	—	—	49	—	139	584	—
Property taxes, insurance and other	—	—	—	—	—	31	—	76	363	—
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—

Operating expenses	—	—	—	—	—	80	—	215	1,007	—

Equity in income/loss of and interest earned from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—
Hurricane business interruption income	—	—	—	—	—	—	—	—	—	—
Operating income (loss)	—	—	—	—	—	54	—	553	578	—

Minority interest income (expense)	—	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	—	—	—	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	—	—	—	—	—	54	—	553	578	—
Income tax expense	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	—	—	—	—	—	54	—	553	578	—
Discontinued operations:
(Loss) income from discontinued operations before income taxes	—	—	—	—	—	—	—	—	—	—
Income tax expense	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	—	—	—	—	—	—	—	—	—

Net income (loss)	—	—	—	—	—	54	—	553	578	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Operations

Three Months Ended March 31, 2005

(Dollars in thousands)

	MeriStar Sub 7D, LLC	MeriStar Sub 7G, LLC	MeriStar Sub 6B, LLC	MeriStar Sub 4I, L.P.	MeriStar Sub 5D, LLC	MeriStar Sub 5H, LLC	MeriStar Sub 7H, LLC	AGH PSS I, Inc.	MeriStar Sub 2D, LLC	MeriStar Sub 4F, L.P.
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	—	—	—	—	—	—	—	—	—	3
Participating lease revenue	2,176	—	267	—	442	—	—	—	—	511

Total revenue	2,176	—	267	—	442	—	—	—	—	514

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	353	—	—	—	2	—	—	—	—	(1)
Other operating expenses:	—	—	—	—	—	—	—	—	—	—
General and administrative, hotel	—	—	—	—	—	—	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	358	—	113	—	343	—	—	—	—	283
Property taxes, insurance and other	585	—	37	—	86	—	—	—	—	101
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—

Operating expenses	1,296	—	150	—	431	—	—	—	—	383

Equity in income/loss of and interest earned from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—
Hurricane business interruption income	—	—	—	—	—	—	—	—	—	—
Operating income (loss)	880	—	117	—	11	—	—	—	—	131

Minority interest income (expense)	—	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	—	(408)	—	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	880	—	117	—	(397)	—	—	—	—	131
Income tax expense	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	880	—	117	—	(397)	—	—	—	—	131
Discontinued operations:
(Loss) income from discontinued operations before income taxes	—	—	—	—	—	—	—	—	—	—
Income tax expense	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	—	—	—	—	—	—	—	—	—

Net income (loss)	880	—	117	—	(397)	—	—	—	—	131

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Operations

Three Months Ended March 31, 2005

(Dollars in thousands)

	MeriStar Sub 5K, LLC	MeriStar Sub 5M, LLC	MeriStar Sub 1E, LLC	MeriStar Sub 5O, LLC	MeriStar Sub 4B, L.P.	MeriStar Sub 2C, LLC	MeriStar Sub 4G, L.P.	MeriStar Sub 3B, LLC	MeriStar Sub 5G, L.P.	MeriStar Sub 5N, LLC
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	—	—	—	—	—	—	—	—	9	—
Participating lease revenue	—	386	—	—	—	—	—	—	3,989	—

Total revenue	—	386	—	—	—	—	—	—	3,998	—

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	—	—	—	—	—	—	8	—
Other operating expenses:	—	—	—	—	—	—	—	—	—	—
General and administrative, hotel	—	—	—	—	—	—	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	—	67	—	35	—	—	—	—	1,551	19
Property taxes, insurance and other	—	—	—	—	—	—	—	—	336	—
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—

Operating expenses	—	67	—	35	—	—	—	—	1,895	19

Equity in income/loss of and interest earned from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—
Hurricane business interruption income	—	—	—	—	—	—	—	—	—	—
Operating income (loss)	—	319	—	(35)	—	—	—	—	2,103	(19)

Minority interest income (expense)	—	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	—	—	—	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	—	319	—	(35)	—	—	—	—	2,103	(19)
Income tax expense	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	—	319	—	(35)	—	—	—	—	2,103	(19)
Discontinued operations:
(Loss) income from discontinued operations before income taxes	—	—	—	—	—	—	—	—	—	—
Income tax expense	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	—	—	—	—	—	—	—	—	—

Net income (loss)	—	319	—	(35)	—	—	—	—	2,103	(19)

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Operations

Three Months Ended March 31, 2005

(Dollars in thousands)

	MeriStar Sub 5P, LLC	MeriStar Sub 5J, LLC	MeriStar Sub 5Q, LLC	MeriStar Sub 5A, LLC	MeriStar Sub 8D, LLC	MeriStar Sub 4J, LLC	Meristar Pentagon City, LLC	MeriStar Sub 6K, LLC	MeriStar Sub 5E, LLC	MeriStar Sub 6I, LLC
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	—	227	—	18	—	2	—	—	—	—
Participating lease revenue	85	—	434	1,696	—	630	2,878	—	—	—

Total revenue	85	227	434	1,714	—	632	2,878	—	—	—

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	1	—	1	—	122	—	—	—	—
Other operating expenses:	—	—	—	—	—	—	—	—	—	—
General and administrative, hotel	—	—	—	—	—	—	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	1	911	123	270	—	318	1,323	—	—	—
Property taxes, insurance and other	1	(93)	—	211	—	96	578	—	—	—
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—

Operating expenses	2	819	123	482	—	536	1,901	—	—	—

Equity in income/loss of and interest earned from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—
Hurricane business interruption income	—	—	—	—	—	—	—	—	—	—
Operating income (loss)	83	(592)	311	1,232	—	96	977	—	—	—

Minority interest income (expense)	—	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	(708)	—	—	(803)	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	83	(592)	311	524	—	96	174	—	—	—
Income tax expense	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	83	(592)	311	524	—	96	174	—	—	—
Discontinued operations:
(Loss) income from discontinued operations before income taxes	—	—	—	—	—	—	—	—	—	—
Income tax expense	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	—	—	—	—	—	—	—	—	—

Net income (loss)	83	(592)	311	524	—	96	174	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Operations

Three Months Ended March 31, 2005

(Dollars in thousands)

	MeriStar Sub 5I, LLC	CapStar Cherry Hill Company, LLC	Meristar Acquisition Company, LLC	MeriStar Sub 6A, LLC	MeriStar Sub 6F, LLC	MeriStar Hotel Lessee, Inc.	Guarantor Eliminations	Guarantor Subsidiaries Total	Consolidation Eliminations	Total Consolidated
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	125,995	—	125,995	—	$125,995
Food and beverage	—	—	—	—	—	51,858	—	51,858	—	51,858
Other hotel operations	—	—	—	—	—	11,384	—	11,384	—	11,384
Office rental, parking and other revenue	—	—	—	—	—	—	—	295	—	1,858
Participating lease revenue	—	—	—	—	—	1,408	(1,408)	26,806	(62,404)	—

Total revenue	—	—	—	—	—	190,645	(1,408)	216,338	(62,404)	191,095

Hotel operating expenses:
Rooms	—	—	—	—	—	31,359	—	31,359	—	31,359
Food and beverage	—	—	—	—	—	37,509	—	37,509	—	37,509
Other hotel operating expenses	—	—	—	—	—	7,116	—	7,116	—	7,116
Office rental, parking and other expenses	—	—	—	—	—	(109)	—	478	—	824
Other operating expenses:	—	—	—	—	—	—	—	—	—	—
General and administrative, hotel	—	—	—	—	—	32,105	—	32,105	—	32,105
General and administrative, corporate	—	—	—	—	—	33	—	33	—	3,533
Property operating costs	—	—	—	—	—	29,682	—	29,682	—	29,682
Depreciation and amortization	—	—	—	—	—	—	—	9,584	—	24,853
Property taxes, insurance and other	—	—	—	—	—	63,316	—	67,245	(62,404)	10,989
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—

Operating expenses	—	—	—	—	—	201,011	—	215,111	(62,404)	177,970

Equity in income/loss of and interest earned from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	1,634
Hurricane business interruption income	—	—	—	—	—	2,281	—	2,281	—	2,281
Operating income (loss)	—	—	—	—	—	(8,085)	(1,408)	3,508	—	17,040

Minority interest income (expense)	—	—	—	—	—	—	—	—	—	(5)
Interest expense, net	—	—	—	—	—	(3,229)	—	(5,370)	—	(30,714)
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	(60)
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	(7,822)	—

(Loss) income before income taxes and discontinued operations	—	—	—	—	—	(11,314)	(1,408)	(1,862)	(7,822)	(13,739)
Income tax expense	—	—	—	—	—	(10)	—	(10)	—	(10)

(Loss) income from continuing operations	—	—	—	—	—	(11,324)	(1,408)	(1,872)	(7,822)	(13,749)
Discontinued operations:
(Loss) income from discontinued operations before income taxes	—	—	—	—	—	—	—	—	—	—
Income tax expense	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	—	—	—	—	—	—	—	—	—

Net income (loss)	—	—	—	—	—	(11,324)	(1,408)	(1,872)	(7,822)	$(13,749)

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Operations

Three Months Ended March 31, 2004

(Dollars in thousands)

	MeriStar Hospitality OP, L.P.	Non- Guarantor Subsidiaries	MeriStar Sub 7C, LLC	MeriStar Sub 8G, LLC	AGH UPREIT LLC	MeriStar Sub 6H, L.P.	MeriStar Sub 8F, L.P.	MeriStar Sub 8B, LLC	MeriStar Sub 1C, LLC	MeriStar Sub 8E, LLC	MeriStar Sub 7F, LLC	MeriStar Sub 5L, LLC
Revenue:
Hotel operations:
Rooms	$—	—	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	4	634	—	—	—	—	—	—	—	9	—	—
Participating lease revenue	—	33,982	—	—	—	302	601	1,864	422	371	245	377

Total revenue	4	34,616	—	—	—	302	601	1,864	422	380	245	377

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	290	—	—	—	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative, corporate	3,831	—	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	2,521	12,529	—	—	—	157	164	595	356	149	97	38
Property taxes, insurance and other	—	5,735	—	—	—	24	123	306	210	62	29	40
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—	—	—
Write-off of deferred financing fees	856	—	—	—	—	—	—	—	—	—	—	—

Operating expenses	7,208	18,554	—	—	—	181	287	901	566	211	126	78

Equity in income/loss of and interest earned from unconsolidated affiliates	1,600	—	—	—	—	—	—	—	—	—	—	—
Operating income (loss)	(5,604)	16,062	—	—	—	121	314	963	(144)	169	119	299

Minority interest income (expense)	4	—	—	—	—	—	—	—	—	—	—	—
Interest expense, net	(23,430)	(8,415)	—	—	—	—	—	—	—	—	—	—
Loss on early extinguishments of debt	(5,923)	—	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	(6,866)	—	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	(41,819)	7,647	—	—	—	121	314	963	(144)	169	119	299
Income tax benefit	390	—	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	(41,429)	7,647	—	—	—	121	314	963	(144)	169	119	299
Discontinued operations:
(Loss) income from discontinued operations before income taxes	477	(56)	—	—	—	—	—	—	—	—	—	—
Income tax benefit	65	—	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	542	(56)	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$(40,887)	7,591	—	—	—	121	314	963	(144)	169	119	299

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Operations

Three Months Ended March 31, 2004

(Dollars in thousands)

	MeriStar Sub 3C, LLC	MeriStar Sub 5R, LLC	MeriStar SUB 8A, LLC	MeriStar Sub 6D, LLC	MeriStar Sub 6E, LLC	MeriStar Sub 4E, L.P.	MeriStar Sub 1B, LLC	MeriStar Sub 5F, L.P.	MeriStar Sub 6G, LLC	MeriStar Sub 8C, LLC	MeriStar Sub 4C, L.P.	MeriStar Sub 4H, L.P.
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	1	—	—	49	—	—	—	—	—	—	—	—
Participating lease revenue	583	—	—	432	1,413	—	604	692	829	—	—	—

Total revenue	584	—	—	481	1,413	—	604	692	829	—	—	—

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	—	—	—	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	178	—	—	137	410	—	128	196	209	—	—	—
Property taxes, insurance and other	109	—	—	78	153	—	47	98	105	—	—	—
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—	—	—
Write-off of deferred financing fees	—	—	—	—	—	—	—	—	—	—	—	—

Operating expenses	287	—	—	215	563	—	175	294	314	—	—	—

Equity in income/loss of and interest earned from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—	—	—
Operating income (loss)	297	—	—	266	850	—	429	398	515	—	—	—

Minority interest income (expense)	—	—	—	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	—	—	—	—	—	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	297	—	—	266	850	—	429	398	515	—	—	—
Income tax benefit	—	—	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	297	—	—	266	850	—	429	398	515	—	—	—
Discontinued operations:
(Loss) income from discontinued operations before income taxes	—	—	—	—	—	165	—	—	—	(203)	—	(403)
Income tax benefit	—	—	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	—	—	—	—	165	—	—	—	(203)	—	(403)

Net income (loss)	297	—	—	266	850	165	429	398	515	(203)	—	(403)

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Operations

Three Months Ended March 31, 2004

(Dollars in thousands)

	MeriStar Sub 7E, LLC	MeriStar Sub 3D, LLC	MeriStar Sub 1A, LLC	MeriStar Sub 7A Joint Venture	MeriStar Sub 2B, LLC	MeriStar Sub 3A, LLC	MeriStar Sub 4A, LP	MeriStar Sub 4D, LLC	MeriStar Sub 2A, LLC	MeriStar Sub 6L, LLC	MDV Limited Partnership	MeriStar Sub 5C, LLC
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	1	—	—	—	—	—	—	—	—	—	—	—
Participating lease revenue	345	376	422	—	—	—	—	—	—	—	130	—

Total revenue	346	376	422	—	—	—	—	—	—	—	130	—

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	—	—	—	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	—	—	34	—	—	—	—	—	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	152	192	113	—	—	—	—	—	—	—	23	—
Property taxes, insurance and other	52	65	108	—	—	—	—	—	—	—	29	—
Loss on asset impairments	—	—	184	—	—	—	—	—	—	—	—	—
Write-off of deferred financing fees	—	—	—	—	—	—	—	—	—	—	—	—

Operating expenses	204	257	439	—	—	—	—	—	—	—	52	—

Equity in income/loss of and interest earned from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—	—	—
Operating income (loss)	142	119	(17)	—	—	—	—	—	—	—	78	—

Minority interest income (expense)	—	—	—	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	—	—	—	—	—	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	142	119	(17)	—	—	—	—	—	—	—	78	—
Income tax benefit	—	—	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	142	119	(17)	—	—	—	—	—	—	—	78	—
Discontinued operations:
(Loss) income from discontinued operations before income taxes	—	—	—	(664)	—	89	96	—	—	1,852	—	—
Income tax benefit	—	—	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	—	—	(664)	—	89	96	—	—	1,852	—	—

Net income (loss)	142	119	(17)	(664)	—	89	96	—	—	1,852	78	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Operations

Three Months Ended March 31, 2004

(Dollars in thousands)

	MeriStar Sub 6J, LLC	MeriStar Sub 1D, LLC	MeriStar Sub 7B, L.P.	MeriStar Sub 7D, LLC	MeriStar Sub 7G, LLC	MeriStar Sub 6B, LLC	MeriStar Sub 4I, L.P.	MeriStar Sub 5D, LLC	MeriStar Sub 5H, LLC	MeriStar Sub 7H, LLC	AGH PSS I, Inc.	MeriStar Sub 2D, LLC
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	—	85	—	436	—	—	—	—	—	—	—	—
Participating lease revenue	496	1,389	—	1,461	—	237	—	459	—	—	—	—

Total revenue	496	1,474	—	1,897	—	237	—	459	—	—	—	—

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	28	—	199	—	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	141	569	—	431	—	112	—	369	—	—	—	—
Property taxes, insurance and other	75	418	—	658	—	58	—	53	—	—	—	—
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—	—	—
Write-off of deferred financing fees	—	—	—	—	—	—	—	—	—	—	—	—

Operating expenses	216	1,015	—	1,288	—	170	—	422	—	—	—	—

Equity in income/loss of and interest earned from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—	—	—
Operating income (loss)	280	459	—	609	—	67	—	37	—	—	—	—

Minority interest income (expense)	—	—	—	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	—	—	—	—	(307)	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	280	459	—	609	—	67	—	(270)	—	—	—	—
Income tax benefit	—	—	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	280	459	—	609	—	67	—	(270)	—	—	—	—
Discontinued operations:
(Loss) income from discontinued operations before income taxes	—	—	(284)	—	47	—	—	—	—	—	—	—
Income tax benefit	—	—	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	—	(284)	—	47	—	—	—	—	—	—	—

Net income (loss)	280	459	(284)	609	47	67	—	(270)	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Operations

Three Months Ended March 31, 2004

(Dollars in thousands)

	MeriStar Sub 4F, L.P.	MeriStar Sub 5K, LLC	MeriStar Sub 5M, LLC	MeriStar Sub 1E, LLC	MeriStar Sub 5O, LLC	MeriStar Sub 4B, L.P.	MeriStar Sub 2C, LLC	MeriStar Sub 4G, L.P.	MeriStar Sub 3B, LLC	MeriStar Sub 5G, L.P.
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	4	—	—	—	—	—	—	—	—	7
Participating lease revenue	492	—	569	—	261	—	—	—	—	3,062

Total revenue	496	—	569	—	261	—	—	—	—	3,069

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	—	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	—	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	277	—	118	—	57	—	—	—	—	1,572
Property taxes, insurance and other	89	—	71	—	27	—	—	—	—	426
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—
Write-off of deferred financing fees	—	—	—	—	—	—	—	—	—	—

Operating expenses	366	—	189	—	84	—	—	—	—	1,998

Equity in income/loss of and interest earned from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—
Operating income (loss)	130	—	380	—	177	—	—	—	—	1,071

Minority interest income (expense)	—	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	—	—	—	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	130	—	380	—	177	—	—	—	—	1,071
Income tax benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	130	—	380	—	177	—	—	—	—	1,071
Discontinued operations:
(Loss) income from discontinued operations before income taxes	—	264	—	—	—	(216)	(978)	85	—	—
Income tax benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	264	—	—	—	(216)	(978)	85	—	—

Net income (loss)	130	264	380	—	177	(216)	(978)	85	—	1,071

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Operations

Three Months Ended March 31, 2004

(Dollars in thousands)

	MeriStar Sub 5N, LLC	MeriStar Sub 5P, LLC	MeriStar Sub 5J, LLC	MeriStar Sub 5Q, LLC	MeriStar Sub 5A, LLC	MeriStar Sub 8D, LLC	MeriStar Sub 4J, LLC	MeriStar Sub 6K, LLC	MeriStar Sub 5E, LLC	MeriStar Sub 6I, LLC
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	—	—	—	—	36	—	32	—	—	—
Participating lease revenue	308	167	2,675	571	1,631	—	654	—	—	—

Total revenue	308	167	2,675	571	1,667	—	686	—	—	—

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	—	—	—	—	68	—	—	—
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	—	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	34	1	1,415	140	269	—	315	—	—	—
Property taxes, insurance and other	28	2	375	57	189	—	91	—	—	—
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—
Write-off of deferred financing fees	—	—	—	—	—	—	—	—	—	—

Operating expenses	62	3	1,790	197	458	—	474	—	—	—

Equity in income/loss of and interest earned from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—
Operating income (loss)	246	164	885	374	1,209	—	212	—	—	—

Minority interest income (expense)	—	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	—	(708)	—	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	246	164	885	374	501	—	212	—	—	—
Income tax benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	246	164	885	374	501	—	212	—	—	—
Discontinued operations:
(Loss) income from discontinued operations before income taxes	—	—	—	—	—	(857)	—	—	—	—
Income tax benefit	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	—	—	—	—	(857)	—	—	—	—

Net income (loss)	246	164	885	374	501	(857)	212	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Operations

Three Months Ended March 31, 2004

(Dollars in thousands)

	MeriStar Sub 5I, LLC	CapStar Cherry Hill Company, LLC	Meristar Acquisition Company, LLC	MeriStar Sub 6A, LLC	MeriStar Sub 6F, LLC	MeriStar Hotel Lessee, Inc.	Guarantor Subsidiaries Total	Eliminations	Total Consolidated
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	129,992	129,992	—	$129,992
Food and beverage	—	—	—	—	—	49,110	49,110	—	49,110
Other hotel operations	—	—	—	—	—	15,340	15,340	—	15,340
Office rental, parking and other revenue	—	—	—	—	—	70	730	—	1,368
Participating lease revenue	—	—	—	—	—	—	24,440	(58,422)	—

Total revenue	—	—	—	—	—	194,512	219,612	(58,422)	195,810

Hotel operating expenses:
Rooms	—	—	—	—	—	31,686	31,686	—	31,686
Food and beverage	—	—	—	—	—	36,907	36,907	—	36,907
Other hotel operating expenses	—	—	—	—	—	9,475	9,475	—	9,475
Office rental, parking and other expenses	—	—	—	—	—	—	295	—	585
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	32,230	32,264	—	32,264
General and administrative, corporate	—	—	—	—	—	51	51	—	3,882
Property operating costs	—	—	—	—	—	29,735	29,735	—	29,735
Depreciation and amortization	—	—	—	—	—	39	9,153	—	24,203
Property taxes, insurance and other	—	—	—	—	—	64,766	69,021	(58,422)	16,334
Loss on asset impairments	—	—	—	—	—	—	184	—	184
Write-off of deferred financing fees	—	—	—	—	—	—	—	—	856

Operating expenses	—	—	—	—	—	204,889	218,771	(58,422)	186,111

Equity in income/loss of and interest earned from unconsolidated affiliates	—	—	—	—	—	—	—	—	1,600
Operating income (loss)	—	—	—	—	—	(10,377)	841	—	11,299

Minority interest income (expense)	—	—	—	—	—	—	—	—	4
Interest expense, net	—	—	—	—	—	(1,642)	(2,657)	—	(34,502)
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	(5,923)
Equity in income from consolidated entities	—	—	—	—	—	—	—	6,866	—

(Loss) income before income taxes and discontinued operations	—	—	—	—	—	(12,019)	(1,816)	6,866	(29,122)
Income tax benefit	—	—	—	—	—	—	—	—	390

(Loss) income from continuing operations	—	—	—	—	—	(12,019)	(1,816)	6,866	(28,732)
Discontinued operations:
(Loss) income from discontinued operations before income taxes	—	—	—	—	—	(11,634)	(12,641)	—	(12,220)
Income tax benefit	—	—	—	—	—	—	—	—	65

(Loss) income from discontinued operations	—	—	—	—	—	(11,634)	(12,641)	—	(12,155)

Net income (loss)	—	—	—	—	—	(23,653)	(14,457)	6,866	$(40,887)

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Cash Flows

Three Months Ended March 31, 2005

(Dollars in thousands)

	MeriStar Hospitality OP, L.P.	Non- Guarantor Subsidiaries	MeriStar Lexington Mortgage, LLC	MeriStar Lexington Partners, LLC	MeriStar Sub 7C, LLC	MeriStar Sub 8G, LLC	AGH UPREIT LLC	MeriStar Sub 6H, L.P.	MeriStar Sub 8F, L.P.	MeriStar Sub 8B, LLC
Operating activities:
Net income (loss)	$(13,749)	9,694	1,408	(1,341)	—	—	—	111	301	1,052
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	2,012	13,257	—	(29)	—	—	—	157	165	623
Loss on early extinguishments of debt	60	—	—	—	—	—	—	—	—	—
Minority interests	5	—	—	—	—	—	—	—	—	—
Equity in loss (income) of unconsolidated affiliates	(7,822)	—	—	1,370	—	—	—	—	—	—
Amortization of unearned stock-based compensation	277	—	—	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Accounts receivable	11,752	280	—	—	—	—	—	—	—	(63)
Prepaid expenses and other assets	25	844	10	(96)	—	—	—	3	13	15
Receivables from unconsolidated affiliates	13,933	—	1,229	(2,158)	—	—	—	—	—	—
Due from/to Interstate Hotels & Resorts	461	—	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses, accrued interest and other liabilities	(7,005)	(1,434)	—	—	—	—	—	22	(1)	5
Due from/to subsidiaries	202,954	5,866	(1,624)	913	—	—	—	(292)	(360)	3,675

Net cash provided by (used in) operating activities	202,903	28,507	1,023	(1,341)	—	—	—	1	118	5,307

Investing activities:
Capital expenditures for property and equipment	(1,472)	(27,830)	(929)	1,341	—	—	—	(1)	(118)	(5,307)
Proceeds from sales of assets	—	—	—	—	—	—	—	—	—	—
(Increase) decrease in restricted cash	(2,172)	(132)	—	—	—	—	—	—	—	—

Net cash (used in) provided by investing activities	(3,644)	(27,962)	(929)	1,341	—	—	—	(1)	(118)	(5,307)

Financing activities:
Prepayments on long-term debt	(1,531)	—	—	—	—	—	—	—	—	—
Scheduled payments on long-term debt	(2,003)	(545)	—	—	—	—	—	—	—	—
Proceeds from incurrence of mortgage loan, net of financing costs	(41)	—	(94)	—	—	—	—	—	—	—
Loans to/from subsidiaries	(211,456)	—	—	—	—	—	—	—	—	—
Repurchase of limited partnership units	(507)	—	—	—	—	—	—	—	—	—
Other	26	—	—	—	—	—	—	—	—	—

Net cash provided by (used in) financing activities	(215,512)	(545)	(94)	—	—	—	—	—	—	—

Net (decrease) increase in cash and cash equivalents	(16,253)	—	—	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of period	41,224	—	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	$24,971	—	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Cash Flows

Three Months Ended March 31, 2005

(Dollars in thousands)

	MeriStar Sub 1C, LLC	MeriStar Sub 8E, LLC	MeriStar Sub 7F, LLC	MeriStar Sub 5L, LLC	MeriStar Sub 3C, LLC	MeriStar Sub 5R, LLC	MeriStar Sub 8A, LLC	MeriStar Sub 6D, LLC	MeriStar Sub 6E, LLC	MeriStar Sub 4E, L.P.
Operating activities:
Net income (loss)	(149)	216	76	219	491	—	—	450	826	—
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	353	136	134	40	156	—	—	106	380	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—	—	—	—
Equity in loss (income) of unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—
Amortization of unearned stock-based compensation	—	—	—	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Accounts receivable	—	—	—	—	—	—	—	12	(3)	64
Prepaid expenses and other assets	38	4	2	12	6	—	—	3	(787)	—
Receivables from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—
Due from/to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses, accrued interest and other liabilities	45	(32)	31	22	99	—	—	(39)	141	(5)
Due from/to subsidiaries	(133)	(278)	(525)	(104)	(722)	—	—	(472)	(32,578)	(59)

Net cash provided by (used in) operating activities	154	46	(282)	189	30	—	—	60	(32,021)	—

Investing activities:
Capital expenditures for property and equipment	(154)	(46)	282	(189)	(30)	—	—	(60)	(1,828)	—
Proceeds from sales of assets	—	—	—	—	—	—	—	—	—	—
(Increase) decrease in restricted cash	—	—	—	—	—	—	—	—	(3,000)	—

Net cash (used in) provided by investing activities	(154)	(46)	282	(189)	(30)	—	—	(60)	(4,828)	—

Financing activities:
Prepayments on long-term debt	—	—	—	—	—	—	—	—	—	—
Scheduled payments on long-term debt	—	—	—	—	—	—	—	—	—	—
Proceeds from incurrence of mortgage loan, net of financing costs	—	—	—	—	—	—	—	—	36,849	—
Loans to/from subsidiaries	—	—	—	—	—	—	—	—	—	—
Repurchase of limited partnership units	—	—	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	—	—

Net cash provided by (used in) financing activities	—	—	—	—	—	—	—	—	36,849	—

Net (decrease) increase in cash and cash equivalents	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of period	—	—	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Cash Flows

Three Months Ended March 31, 2005

(Dollars in thousands)

	MeriStar Sub 1B, LLC	MeriStar Sub 5F, L.P.	MeriStar Sub 6G, LLC	MeriStar Sub 8C, LLC	MeriStar Sub 4C, L.P.	MeriStar Sub 4H, L.P.	MeriStar Sub 7E, LLC	MeriStar Sub 3D, LLC	MeriStar Sub 1A, LLC	MeriStar Sub 7A Joint Venture
Operating activities:
Net income (loss)	351	667	711	—	—	—	141	220	230	—
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	126	154	167	—	—	—	165	162	73	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—	—	—	—
Equity in loss (income) of unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—
Amortization of unearned stock-based compensation	—	—	—	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Accounts receivable	—	—	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	12	27	5	—	—	—	3	7	23	—
Receivables from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—
Due from/to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses, accrued interest and other liabilities	37	65	(56)	—	—	—	(10)	30	21	—
Due from/to subsidiaries	97	3,651	(600)	—	—	—	(169)	31	(325)	—

Net cash provided by (used in) operating activities	623	4,564	227	—	—	—	130	450	22	—

Investing activities:
Capital expenditures for property and equipment	(618)	(4,564)	(227)	—	—	—	(130)	(450)	(22)	—
Proceeds from sales of assets	—	—	—	—	—	—	—	—	—	—
(Increase) decrease in restricted cash	—	—	—	—	—	—	—	—	—	—

Net cash (used in) provided by investing activities	(618)	(4,564)	(227)	—	—	—	(130)	(450)	(22)	—

Financing activities:
Prepayments on long-term debt	—	—	—	—	—	—	—	—	—	—
Scheduled payments on long-term debt	(5)	—	—	—	—	—	—	—	—	—
Proceeds from incurrence of mortgage loan, net of financing costs	—	—	—	—	—	—	—	—	—	—
Loans to/from subsidiaries	—	—	—	—	—	—	—	—	—	—
Repurchase of limited partnership units	—	—	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	—	—

Net cash provided by (used in) financing activities	(5)	—	—	—	—	—	—	—	—	—

Net (decrease) increase in cash and cash equivalents	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of period	—	—	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Cash Flows

Three Months Ended March 31, 2005

(Dollars in thousands)

	MeriStar Sub 2B, LLC	MeriStar Sub 3A, LLC	MeriStar Sub 4A, LP	MeriStar Sub 4D, LLC	MeriStar Sub 2A, LLC	MeriStar Sub 6L, LLC	MDV Limited Partnership	MeriStar Sub 5C, LLC	MeriStar Sub 6J, LLC	MeriStar Sub 1D, LLC
Operating activities:
Net income (loss)	—	—	—	—	—	—	54	—	553	578
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	—	—	—	—	—	—	49	—	139	584
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—	—	—	—
Equity in loss (income) of unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—
Amortization of unearned stock-based compensation	—	—	—	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Accounts receivable	—	—	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	—	—	—	—	—	—	5	—	7	79
Receivables from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—
Due from/to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses, accrued interest and other liabilities	—	—	—	—	—	—	(35)	—	(38)	246
Due from/to subsidiaries	—	—	—	—	—	—	(47)	—	(524)	(574)

Net cash provided by (used in) operating activities	—	—	—	—	—	—	26	—	137	913

Investing activities:
Capital expenditures for property and equipment	—	—	—	—	—	—	(26)	—	(137)	(913)
Proceeds from sales of assets	—	—	—	—	—	—	—	—	—	—
(Increase) decrease in restricted cash	—	—	—	—	—	—	—	—	—	—

Net cash (used in) provided by investing activities	—	—	—	—	—	—	(26)	—	(137)	(913)

Financing activities:
Prepayments on long-term debt	—	—	—	—	—	—	—	—	—	—
Scheduled payments on long-term debt	—	—	—	—	—	—	—	—	—	—
Proceeds from incurrence of mortgage loan, net of financing costs	—	—	—	—	—	—	—	—	—	—
Loans to/from subsidiaries	—	—	—	—	—	—	—	—	—	—
Repurchase of limited partnership units	—	—	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	—	—

Net cash provided by (used in) financing activities	—	—	—	—	—	—	—	—	—	—

Net (decrease) increase in cash and cash equivalents	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of period	—	—	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Cash Flows

Three Months Ended March 31, 2005

(Dollars in thousands)

	MeriStar Sub 7B, L.P.	MeriStar Sub 7D, LLC	MeriStar Sub 7G, LLC	MeriStar Sub 6B, LLC	MeriStar Sub 4I, L.P.	MeriStar Sub 5D, LLC	MeriStar Sub 5H, LLC	MeriStar Sub 7H, LLC	AGH PSS I, Inc.	MeriStar Sub 2D, LLC
Operating activities:
Net income (loss)	—	880	—	117	—	(397)	—	—	—	—
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	—	358	—	113	—	343	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—	—	—	—
Equity in loss (income) of unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—
Amortization of unearned stock-based compensation	—	—	—	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Accounts receivable	—	(300)	—	(22)	—	—	—	—	—	—
Prepaid expenses and other assets	—	36	—	2	—	14	—	—	—	—
Receivables from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—
Due from/to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses, accrued interest and other liabilities	—	(500)	—	58	—	69	—	—	—	—
Due from/to subsidiaries	—	(259)	—	(169)	—	(1)	—	—	—	—

Net cash provided by (used in) operating activities	—	215	—	99	—	28	—	—	—	—

Investing activities:
Capital expenditures for property and equipment	—	(215)	—	(99)	—	(28)	—	—	—	—
Proceeds from sales of assets	—	—	—	—	—	—	—	—	—	—
(Increase) decrease in restricted cash	—	—	—	—	—	—	—	—	—	—

Net cash (used in) provided by investing activities	—	(215)	—	(99)	—	(28)	—	—	—	—

Financing activities:
Prepayments on long-term debt	—	—	—	—	—	—	—	—	—	—
Scheduled payments on long-term debt	—	—	—	—	—	—	—	—	—	—
Proceeds from incurrence of mortgage loan, net of financing costs	—	—	—	—	—	—	—	—	—	—
Loans to/from subsidiaries	—	—	—	—	—	—	—	—	—	—
Repurchase of limited partnership units	—	—	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	—	—

Net cash provided by (used in) financing activities	—	—	—	—	—	—	—	—	—	—

Net (decrease) increase in cash and cash equivalents	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of period	—	—	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Cash Flows

Three Months Ended March 31, 2005

(Dollars in thousands)

	MeriStar Sub 4F, L.P.	MeriStar Sub 5K, LLC	MeriStar Sub 5M, LLC	MeriStar Sub 1E, LLC	MeriStar Sub 5O, LLC	MeriStar Sub 4B, L.P.	MeriStar Sub 2C, LLC	MeriStar Sub 4G, L.P.	MeriStar Sub 3B, LLC	MeriStar Sub 5G, L.P.
Operating activities:
Net income (loss)	131	—	319	—	(35)	—	—	—	—	2,103
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	283	—	67	—	35	—	—	—	—	1,551
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—	—	—	—
Equity in loss (income) of unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—
Amortization of unearned stock-based compensation	—	—	—	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Accounts receivable	—	—	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	6	—	17	—	6	—	—	—	—	96
Receivables from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—
Due from/to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses, accrued interest and other liabilities	(250)	—	51	—	19	—	—	—	—	289
Due from/to subsidiaries	429	—	291	—	554	—	—	—	—	(1,548)

Net cash provided by (used in) operating activities	599	—	745	—	579	—	—	—	—	2,491

Investing activities:
Capital expenditures for property and equipment	(599)	—	(745)	—	(579)	—	—	—	—	(2,491)
Proceeds from sales of assets	—	—	—	—	—	—	—	—	—	—
(Increase) decrease in restricted cash	—	—	—	—	—	—	—	—	—	—

Net cash (used in) provided by investing activities	(599)	—	(745)	—	(579)	—	—	—	—	(2,491)

Financing activities:
Prepayments on long-term debt	—	—	—	—	—	—	—	—	—	—
Scheduled payments on long-term debt	—	—	—	—	—	—	—	—	—	—
Proceeds from incurrence of mortgage loan, net of financing costs	—	—	—	—	—	—	—	—	—	—
Loans to/from subsidiaries	—	—	—	—	—	—	—	—	—	—
Repurchase of limited partnership units	—	—	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	—	—

Net cash provided by (used in) financing activities	—	—	—	—	—	—	—	—	—	—

Net (decrease) increase in cash and cash equivalents	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of period	—	—	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Cash Flows

Three Months Ended March 31, 2005

(Dollars in thousands)

	MeriStar Sub 5N, LLC	MeriStar Sub 5P, LLC	MeriStar Sub 5J, LLC	MeriStar Sub 5Q, LLC	MeriStar Sub 5A, LLC	MeriStar Sub 8D, LLC	MeriStar Sub 4J, LLC	MeriStar Pentagon City, LLC	MeriStar Sub 6K, LLC	MeriStar Sub 5E, LLC
Operating activities:
Net income (loss)	(19)	83	(592)	311	524	—	96	174	—	—
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	19	1	911	123	270	—	318	1,323	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—	—	—	—
Equity in loss (income) of unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—
Amortization of unearned stock-based compensation	—	—	—	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Accounts receivable	—	—	(2)	—	—	359	—	547	—	—
Prepaid expenses and other assets	7	1	122	19	12	—	7	43	—	—
Receivables from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—
Due from/to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses, accrued interest and other liabilities	18	—	236	30	169	—	(55)	271	—	—
Due from/to subsidiaries	293	(85)	3,362	668	(505)	(359)	409	(1,885)	—	—

Net cash provided by (used in) operating activities	318	—	4,037	1,151	470	—	775	473	—	—

Investing activities:
Capital expenditures for property and equipment	(318)	—	(4,037)	(1,151)	(470)	—	(775)	(295)	—	—
Proceeds from sales of assets	—	—	—	—	—	—	—	—	—	—
(Increase) decrease in restricted cash	—	—	—	—	—	—	—	—	—	—

Net cash (used in) provided by investing activities	(318)	—	(4,037)	(1,151)	(470)	—	(775)	(295)	—	—

Financing activities:
Prepayments on long-term debt	—	—	—	—	—	—	—	—	—	—
Scheduled payments on long-term debt	—	—	—	—	—	—	—	(178)	—	—
Proceeds from incurrence of mortgage loan, net of financing costs	—	—	—	—	—	—	—	—	—	—
Loans to/from subsidiaries	—	—	—	—	—	—	—	—	—	—
Repurchase of limited partnership units	—	—	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	—	—

Net cash provided by (used in) financing activities	—	—	—	—	—	—	—	(178)	—	—

Net (decrease) increase in cash and cash equivalents	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of period	—	—	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Cash Flows

Three Months Ended March 31, 2005

(Dollars in thousands)

	MeriStar Sub 6I, LLC	MeriStar Sub 5I, LLC	CapStar Cherry Hill Company, LLC	MeriStar Acquisition Company, LLC	MeriStar Sub 6A, LLC	MeriStar Sub 6F, LLC	MeriStar Hotel Lessee, Inc.	Guarantor Eliminations	Guarantor Subsidiaries Total	Consolidation Eliminations	Total Consolidated
Operating activities:
Net income (loss)	—	—	—	—	—	—	(11,324)	(1,408)	(1,872)	(7,822)	$(13,749)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	—	—	—	—	—	—	—	—	9,555	—	24,824
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—	60
Minority interests	—	—	—	—	—	—	—	—	—	—	5
Equity in loss (income) of unconsolidated affiliates	—	—	—	—	—	—	—	—	1,370	7,822	1,370
Amortization of unearned stock-based compensation	—	—	—	—	—	—	—	—	—	—	277
Changes in operating assets and liabilities:
Accounts receivable	—	—	—	—	—	—	(8,261)	—	(7,669)	3,270	7,633
Prepaid expenses and other assets	—	—	—	—	—	—	(750)	(10)	(981)	—	(112)
Receivables from unconsolidated affiliates	—	—	—	—	—	—	1,229	(1,229)	(929)	—	13,004
Due from/to Interstate Hotels & Resorts	—	—	—	—	—	—	(4,215)	—	(4,215)	—	(3,754)
Accounts payable, accrued expenses, accrued interest and other liabilities	—	—	—	—	—	—	2,732	—	3,685	(3,270)	(8,024)
Due from/to subsidiaries	—	—	—	—	—	—	(180,714)	1,718	(208,820)	—	—

Net cash provided by (used in) operating activities	—	—	—	—	—	—	(201,303)	(929)	(209,876)	—	21,534

Investing activities:
Capital expenditures for property and equipment	—	—	—	—	—	—	(1,341)	929	(26,340)	—	(55,642)
Proceeds from sales of assets	—	—	—	—	—	—	—	—	—	—	—
(Increase) decrease in restricted cash	—	—	—	—	—	—	771	—	(2,229)	—	(4,533)

Net cash (used in) provided by investing activities	—	—	—	—	—	—	(570)	929	(28,569)	—	(60,175)

Financing activities:
Prepayments on long-term debt	—	—	—	—	—	—	—	—	—	—	(1,531)
Scheduled payments on long-term debt	—	—	—	—	—	—	—	—	(183)	—	(2,731)
Proceeds from incurrence of mortgage loan, net of financing costs	—	—	—	—	—	—	—	—	36,755	—	36,714
Loans to/from subsidiaries	—	—	—	—	—	—	211,456	—	211,456	—	—
Repurchase of limited partnership units	—	—	—	—	—	—	—	—	—	—	(507)
Other	—	—	—	—	—	—	—	—	—	—	26

Net cash provided by (used in) financing activities	—	—	—	—	—	—	211,456	—	248,028	—	31,971

Net (decrease) increase in cash and cash equivalents	—	—	—	—	—	—	9,583	—	9,583	—	(6,670)
Cash and cash equivalents, beginning of period	—	—	—	—	—	—	19,309	—	19,309	—	60,533

Cash and cash equivalents, end of period	—	—	—	—	—	—	28,892	—	28,892	—	$53,863

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Cash Flows

Three Months Ended March 31, 2004

(Dollars in thousands)

	MeriStar Hospitality OP, L.P.	Non- Guarantor Subsidiaries	MeriStar Sub 7C, LLC	MeriStar Sub 8G, LLC	AGH UPREIT LLC	MeriStar Sub 6H, L.P.	MeriStar Sub 8F, L.P.	MeriStar Sub 8B, LLC	MeriStar Sub 1C, LLC	MeriStar Sub 8E, LLC
Operating activities:
Net income (loss)	$(40,887)	7,591	—	—	—	121	314	963	(144)	169
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	3,377	13,358	—	—	—	157	164	595	356	149
Loss on asset impairments	—	2,870	—	—	—	—	—	—	—	—
Loss on sale of assets, before tax effect	(68)	(378)	—	—	—	—	—	—	—	—
Loss on early extinguishments of debt	5,923	—	—	—	—	—	—	—	—	—
Minority interests	(4)	—	—	—	—	—	—	—	—	—
Equity in loss of unconsolidated affiliates	6,866	—	—	—	—	—	—	—	—	—
Amortization of unearned stock-based compensation	587	—	—	—	—	—	—	—	—	—
Deferred income taxes	(358)	—	—	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Accounts receivable	26	151	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	1,187	1,972	—	—	—	4	16	19	19	5
Receivables from unconsolidated affiliates	(1,600)	—	—	—	—	—	—	—	—	—
Due from/to Interstate Hotels & Resorts	5,866	—	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses, accrued interest and other liabilities	(8,972)	(3,129)	—	—	—	(139)	(66)	59	37	(11)
Due from/to subsidiaries	86,165	(36,539)	—	—	—	(143)	(428)	954	(111)	(256)

Net cash provided by (used in) operating activities	58,108	(14,104)	—	—	—	—	—	2,590	157	56

Investing activities:
Capital expenditures for property and equipment	(3,321)	(9,189)	—	—	—	—	—	(2,590)	(157)	(56)
Proceeds from sales of assets	—	26,475	—	—	—	—	—	—	—	—
(Increase) decrease in restricted cash	(1,127)	282	—	—	—	—	—	—	—	—
Costs associated with disposition program and other, net	84	(1,157)	—	—	—	—	—	—	—	—

Net cash (used in) provided by investing activities	(4,364)	16,411	—	—	—	—	—	(2,590)	(157)	(56)

Financing activities:
Prepayments on long-term debt	(75,497)	—	—	—	—	—	—	—	—	—
Scheduled payments on long-term debt	—	(2,307)	—	—	—	—	—	—	—	—
Loans to/from subsidiaries	(27,493)	—	—	—	—	—	—	—	—	—
Distributions to minority investors	(141)	—	—	—	—	—	—	—	—	—
Other	(77)	—	—	—	—	—	—	—	—	—

Net cash provided by (used in) financing activities	(103,208)	(2,307)	—	—	—	—	—	—	—	—

Effect of exchange rate changes on cash and cash equivalents	(150)	—	—	—	—	—	—	—	—	—

Net decrease in cash and cash equivalents	(49,614)	—	—	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of period	218,646	—	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	$169,032	—	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Cash Flows

Three Months Ended March 31, 2004

(Dollars in thousands)

	MeriStar Sub 7F, LLC	MeriStar Sub 5L, LLC	MeriStar Sub 3C, LLC	MeriStar Sub 5R, LLC	MeriStar Sub 8A, LLC	MeriStar Sub 6D, LLC	MeriStar Sub 6E, LLC	MeriStar Sub 4E, L.P.	MeriStar Sub 1B, LLC	MeriStar Sub 5F, L.P.
Operating activities:
Net income (loss)	119	299	297	—	—	266	850	165	429	398
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	97	38	178	—	—	137	410	76	128	196
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—
Loss on sale of assets, before tax effect	—	—	—	—	—	—	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—	—	—	—
Equity in loss of unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—
Amortization of unearned stock-based compensation	—	—	—	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Accounts receivable	—	—	—	—	—	(7)	—	—	—	—
Prepaid expenses and other assets	3	17	5	—	—	4	16	10	16	36
Receivables from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—
Due from/to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses, accrued interest and other liabilities	(24)	38	175	—	—	(38)	328	(255)	(15)	(39)
Due from/to subsidiaries	(186)	(357)	(648)	—	—	(312)	(1,026)	13	(311)	(442)

Net cash provided by (used in) operating activities	9	35	7	—	—	50	578	9	247	149

Investing activities:
Capital expenditures for property and equipment	(9)	(35)	(7)	—	—	(50)	(578)	(9)	(247)	(149)
Proceeds from sales of assets	—	—	—	—	—	—	—	—	—	—
(Increase) decrease in restricted cash	—	—	—	—	—	—	—	—	—	—
Costs associated with disposition program and other, net	—	—	—	—	—	—	—	—	—	—

Net cash (used in) provided by investing activities	(9)	(35)	(7)	—	—	(50)	(578)	(9)	(247)	(149)

Financing activities:
Prepayments on long-term debt	—	—	—	—	—	—	—	—	—	—
Scheduled payments on long-term debt	—	—	—	—	—	—	—	—	—	—
Loans to/from subsidiaries	—	—	—	—	—	—	—	—	—	—
Distributions to minority investors	—	—	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	—	—

Net cash provided by (used in) financing activities	—	—	—	—	—	—	—	—	—	—

Effect of exchange rate changes on cash and cash equivalents	—	—	—	—	—	—	—	—	—	—

Net decrease in cash and cash equivalents	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of period	—	—	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Cash Flows

Three Months Ended March 31, 2004

(Dollars in thousands)

	MeriStar Sub 6G, LLC	MeriStar Sub 8C, LLC	MeriStar Sub 4C, L.P.	MeriStar Sub 4H, L.P.	MeriStar Sub 7E, LLC	MeriStar Sub 3D, LLC	MeriStar Sub 1A, LLC	MeriStar Sub 7A Joint Venture	MeriStar Sub 2B, LLC	MeriStar Sub 3A, LLC
Operating activities:
Net income (loss)	515	(203)	—	(403)	142	119	(17)	(664)	—	89
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	209	—	—	43	152	192	113	61	—	51
Loss on asset impairments	—	—	—	—	—	—	184	809	—	—
Loss on sale of assets, before tax effect	—	253	—	365	—	—	—	—	—	(20)
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—	—	—	—
Equity in loss of unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—
Amortization of unearned stock-based compensation	—	—	—	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Accounts receivable	—	—	—	—	—	—	—	—	2,345	—
Prepaid expenses and other assets	6	117	—	(8)	4	8	26	7	—	1
Receivables from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—
Due from/to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses, accrued interest and other liabilities	97	306	—	(178)	(13)	3	59	(20)	—	(161)
Due from/to subsidiaries	(742)	(5,787)	—	(4,192)	158	(298)	(361)	(185)	(2,345)	(2,936)

Net cash provided by (used in) operating activities	85	(5,314)	—	(4,373)	443	24	4	8	—	(2,976)

Investing activities:
Capital expenditures for property and equipment	(85)	569	—	(86)	(443)	(24)	(4)	(8)	—	(83)
Proceeds from sales of assets	—	5,000	—	4,650	—	—	—	—	—	3,300
(Increase) decrease in restricted cash	—	—	—	—	—	—	—	—	—	—
Costs associated with disposition program and other, net	—	(255)	—	(191)	—	—	—	—	—	(241)

Net cash (used in) provided by investing activities	(85)	5,314	—	4,373	(443)	(24)	(4)	(8)	—	2,976

Financing activities:
Prepayments on long-term debt	—	—	—	—	—	—	—	—	—	—
Scheduled payments on long-term debt	—	—	—	—	—	—	—	—	—	—
Loans to/from subsidiaries	—	—	—	—	—	—	—	—	—	—
Distributions to minority investors	—	—	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	—	—

Net cash provided by (used in) financing activities	—	—	—	—	—	—	—	—	—	—

Effect of exchange rate changes on cash and cash equivalents	—	—	—	—	—	—	—	—	—	—

Net decrease in cash and cash equivalents	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of period	—	—	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Cash Flows

Three Months Ended March 31, 2004

(Dollars in thousands)

	MeriStar Sub 4A, LP	MeriStar Sub 4D, LLC	MeriStar Sub 2A, LLC	MeriStar Sub 6L, LLC	MDV Limited Partnership	MeriStar Sub 5C, LLC	MeriStar Sub 6J, LLC	MeriStar Sub 1D, LLC	MeriStar Sub 7B, L.P.	MeriStar Sub 7D, LLC
Operating activities:
Net income (loss)	96	—	—	1,852	78	—	280	459	(284)	609
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	—	—	—	—	23	—	141	569	98	431
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—
Loss on sale of assets, before tax effect	46	—	—	(1,827)	—	—	—	—	425	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—	—	—	—
Equity in loss of unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—
Amortization of unearned stock-based compensation	—	—	—	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Accounts receivable	—	—	2,002	(178)	—	2	—	—	—	(234)
Prepaid expenses and other assets	(9)	3	—	14	4	(4)	4	105	7	17
Receivables from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—
Due from/to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses, accrued interest and other liabilities	(342)	—	—	(25)	4	—	228	335	(540)	(166)
Due from/to subsidiaries	(2,918)	(3)	(2,002)	(13,823)	(82)	2	(560)	(1,155)	328	(326)

Net cash provided by (used in) operating activities	(3,127)	—	—	(13,987)	27	—	93	313	34	331

Investing activities:
Capital expenditures for property and equipment	(194)	—	—	(319)	(27)	—	(93)	(313)	(34)	(331)
Proceeds from sales of assets	3,575	—	—	14,775	—	—	—	—	—	—
(Increase) decrease in restricted cash	—	—	—	—	—	—	—	—	—	—
Costs associated with disposition program and other, net	(254)	—	—	(469)	—	—	—	—	—	—

Net cash (used in) provided by investing activities	3,127	—	—	13,987	(27)	—	(93)	(313)	(34)	(331)

Financing activities:
Prepayments on long-term debt	—	—	—	—	—	—	—	—	—	—
Scheduled payments on long-term debt	—	—	—	—	—	—	—	—	—	—
Loans to/from subsidiaries	—	—	—	—	—	—	—	—	—	—
Distributions to minority investors	—	—	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	—	—

Net cash provided by (used in) financing activities	—	—	—	—	—	—	—	—	—	—

Effect of exchange rate changes on cash and cash equivalents	—	—	—	—	—	—	—	—	—	—

Net decrease in cash and cash equivalents	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of period	—	—	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Cash Flows

Three Months Ended March 31, 2004

(Dollars in thousands)

	MeriStar Sub 7G, LLC	MeriStar Sub 6B, LLC	MeriStar Sub 4I, L.P.	MeriStar Sub 5D, LLC	MeriStar Sub 5H, LLC	MeriStar Sub 7H, LLC	AGH PSS I, Inc.	MeriStar Sub 2D, LLC	MeriStar Sub 4F, L.P.	MeriStar Sub 5K, LLC
Operating activities:
Net income (loss)	47	67	—	(270)	—	—	—	—	130	264
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	49	112	—	369	—	—	—	—	277	324
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—
Loss on sale of assets, before tax effect	—	—	—	—	—	—	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—	—	—	—
Equity in loss of unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—
Amortization of unearned stock-based compensation	—	—	—	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Accounts receivable	—	—	—	—	—	43	—	1,166	—	—
Prepaid expenses and other assets	5	2	—	18	1	—	1	—	7	37
Receivables from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—
Due from/to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses, accrued interest and other liabilities	147	63	61	327	—	—	—	—	(295)	44
Due from/to subsidiaries	(241)	(81)	(61)	(346)	(1)	(43)	(1)	(1,166)	241	(632)

Net cash provided by (used in) operating activities	7	163	—	98	—	—	—	—	360	37

Investing activities:
Capital expenditures for property and equipment	(7)	(163)	—	(98)	—	—	—	—	(360)	(37)
Proceeds from sales of assets	—	—	—	—	—	—	—	—	—	—
(Increase) decrease in restricted cash	—	—	—	—	—	—	—	—	—	—
Costs associated with disposition program and other, net	—	—	—	—	—	—	—	—	—	—

Net cash (used in) provided by investing activities	(7)	(163)	—	(98)	—	—	—	—	(360)	(37)

Financing activities:
Prepayments on long-term debt	—	—	—	—	—	—	—	—	—	—
Scheduled payments on long-term debt	—	—	—	—	—	—	—	—	—	—
Loans to/from subsidiaries	—	—	—	—	—	—	—	—	—	—
Distributions to minority investors	—	—	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	—	—

Net cash provided by (used in) financing activities	—	—	—	—	—	—	—	—	—	—

Effect of exchange rate changes on cash and cash equivalents	—	—	—	—	—	—	—	—	—	—

Net decrease in cash and cash equivalents	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of period	—	—	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Cash Flows

Three Months Ended March 31, 2004

(Dollars in thousands)

	MeriStar Sub 5M, LLC	MeriStar Sub 1E, LLC	MeriStar Sub 5O, LLC	MeriStar Sub 4B, L.P.	MeriStar Sub 2C, LLC	MeriStar Sub 4G, L.P.	MeriStar Sub 3B, LLC	MeriStar Sub 5G, L.P.	MeriStar Sub 5N, LLC	MeriStar Sub 5P, LLC
Operating activities:
Net income (loss)	380	—	177	(216)	(978)	85	—	1,071	246	164
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	118	—	57	—	—	112	—	1,572	34	1
Loss on asset impairments	—	—	—	—	903	245	—	—	—	—
Loss on sale of assets, before tax effect	—	—	—	215	—	—	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—	—	—	—
Equity in loss of unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—
Amortization of unearned stock-based compensation	—	—	—	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Accounts receivable	—	198	—	—	(7)	—	—	—	—	—
Prepaid expenses and other assets	21	(1)	8	(4)	17	47	—	131	9	2
Receivables from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—
Due from/to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses, accrued interest and other liabilities	49	(14)	27	(411)	(119)	(405)	22	(761)	28	—
Due from/to subsidiaries	(548)	(183)	(264)	(6,187)	251	(83)	(22)	567	(300)	(167)

Net cash provided by (used in) operating activities	20	—	5	(6,603)	67	1	—	2,580	17	—

Investing activities:
Capital expenditures for property and equipment	(20)	—	(5)	(415)	(67)	(1)	—	(2,580)	(17)	—
Proceeds from sales of assets	—	—	—	7,500	—	—	—	—	—	—
(Increase) decrease in restricted cash	—	—	—	—	—	—	—	—	—	—
Costs associated with disposition program and other, net	—	—	—	(482)	—	—	—	—	—	—

Net cash (used in) provided by investing activities	(20)	—	(5)	6,603	(67)	(1)	—	(2,580)	(17)	—

Financing activities:
Prepayments on long-term debt	—	—	—	—	—	—	—	—	—	—
Scheduled payments on long-term debt	—	—	—	—	—	—	—	—	—	—
Loans to/from subsidiaries	—	—	—	—	—	—	—	—	—	—
Distributions to minority investors	—	—	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	—	—

Net cash provided by (used in) financing activities	—	—	—	—	—	—	—	—	—	—

Effect of exchange rate changes on cash and cash equivalents	—	—	—	—	—	—	—	—	—	—

Net decrease in cash and cash equivalents	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of period	—	—	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Cash Flows

Three Months Ended March 31, 2004

(Dollars in thousands)

	MeriStar Sub 5J, LLC	MeriStar Sub 5Q, LLC	MeriStar Sub 5A, LLC	MeriStar Sub 8D, LLC	MeriStar Sub 4J, LLC	MeriStar Sub 6K, LLC	MeriStar Sub 5E, LLC	MeriStar Sub 6I, LLC	MeriStar Sub 5I, LLC	CapStar Cherry Hill Company, LLC
Operating activities:
Net income (loss)	885	374	501	(857)	212	—	—	—	—	—
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	1,415	140	269	—	315	—	—	—	—	—
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—
Loss on sale of assets, before tax effect	—	—	—	899	—	—	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—	—	—	—
Equity in loss of unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—
Amortization of unearned stock-based compensation	—	—	—	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Accounts receivable	—	—	—	(359)	—	—	—	—	—	—
Prepaid expenses and other assets	169	26	15	14	9	—	—	—	—	—
Receivables from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—
Due from/to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses, accrued interest and other liabilities	154	28	370	183	12	—	—	—	—	—
Due from/to subsidiaries	(1,505)	(510)	(940)	(7,983)	(202)	—	—	—	—	—

Net cash provided by (used in) operating activities	1,118	58	215	(8,103)	346	—	—	—	—	—

Investing activities:
Capital expenditures for property and equipment	(1,118)	(58)	(215)	(358)	(346)	—	—	—	—	—
Proceeds from sales of assets	—	—	—	8,800	—	—	—	—	—	—
(Increase) decrease in restricted cash	—	—	—	—	—	—	—	—	—	—
Costs associated with disposition program and other, net	—	—	—	(339)	—	—	—	—	—	—

Net cash (used in) provided by investing activities	(1,118)	(58)	(215)	8,103	(346)	—	—	—	—	—

Financing activities:
Prepayments on long-term debt	—	—	—	—	—	—	—	—	—	—
Scheduled payments on long-term debt	—	—	—	—	—	—	—	—	—	—
Loans to/from subsidiaries	—	—	—	—	—	—	—	—	—	—
Distributions to minority investors	—	—	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	—	—

Net cash provided by (used in) financing activities	—	—	—	—	—	—	—	—	—	—

Effect of exchange rate changes on cash and cash equivalents	—	—	—	—	—	—	—	—	—	—

Net decrease in cash and cash equivalents	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of period	—	—	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Cash Flows

Three Months Ended March 31, 2004

(Dollars in thousands)

	Meristar Acquisition Company, LLC	MeriStar Sub 6A, LLC	MeriStar Sub 6F, LLC	MeriStar Hotel Lessee, Inc.	Guarantor Subsidiaries Total	Eliminations	Total Consolidated
Operating activities:
Net income (loss)	—	—	—	(23,653)	(14,457)	6,866	$(40,887)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	—	—	—	39	9,967	—	26,702
Loss on asset impairments	—	—	—	—	2,141	—	5,011
Loss on sale of assets, before tax effect	—	—	—	7,036	7,392	—	6,946
Loss on early extinguishments of debt	—	—	—	—	—	—	5,923
Minority interests	—	—	—	—	—	—	(4)
Equity in loss of unconsolidated affiliates	—	—	—	—	—	(6,866)	—
Amortization of unearned stock-based compensation	—	—	—	—	—	—	587
Deferred income taxes	—	—	—	—	—	—	(358)
Changes in operating assets and liabilities:
Accounts receivable	—	—	—	(7,915)	(2,944)	—	(2,767)
Prepaid expenses and other assets	—	—	—	755	1,761	—	4,920
Receivables from unconsolidated affiliates	—	—	—	—	—	—	(1,600)
Due from/to Interstate Hotels & Resorts	—	—	—	(11,327)	(11,327)	—	(5,461)
Accounts payable, accrued expenses, accrued interest and other liabilities	—	—	—	11,306	10,453	—	(1,648)
Due from/to subsidiaries	—	—	—	11,261	(49,626)	—	—

Net cash provided by (used in) operating activities	—	—	—	(12,498)	(46,640)	—	(2,636)

Investing activities:
Capital expenditures for property and equipment	—	—	—	—	(11,227)	—	(23,737)
Proceeds from sales of assets	—	—	—	—	47,600	—	74,075
(Increase) decrease in restricted cash	—	—	—	(1,288)	(1,288)	—	(2,133)
Costs associated with disposition program and other, net	—	—	—	—	(2,231)	—	(3,304)

Net cash (used in) provided by investing activities	—	—	—	(1,288)	32,854	—	44,901

Financing activities:
Prepayments on long-term debt	—	—	—	—	—	—	(75,497)
Scheduled payments on long-term debt	—	—	—	—	—	—	(2,307)
Loans to/from subsidiaries	—	—	—	27,493	27,493	—	—
Distributions to minority investors	—	—	—	—	—	—	(141)
Other	—	—	—	—	—	—	(77)

Net cash provided by (used in) financing activities	—	—	—	27,493	27,493	—	(78,022)

Effect of exchange rate changes on cash and cash equivalents	—	—	—	—	—	—	(150)

Net decrease in cash and cash equivalents	—	—	—	13,707	13,707	—	(35,907)
Cash and cash equivalents, beginning of period	—	—	—	12,230	12,230	—	230,876

Cash and cash equivalents, end of period	—	—	—	25,937	25,937	—	$194,969